SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                               SCHEDULE 14A
                               (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                               SCHEDULE 14A

             PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                        Filed by the Registrant |X|
                                                ---

              Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X| Definitive Proxy Statement
---
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   PACIFIC HEALTH CARE ORGANIZATION INC.
                   -------------------------------------
             (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-
11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
|_| Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     1) Amount previously paid:
     2) Form, Schedule or Registration Statement No.:
     3) Filing Party:
     4) Date Filed:

                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                                 21 Toulon
                      Newport Beach, California 92660


                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     The Annual Meeting of Stockholders of Pacific Health Care
Organization, Inc., (the "Company") will be held at the Little America Hotel, located at 500 South Main Street in Salt Lake City, Utah on November 17, 2006, at 7:00 a.m., local time, for the following purposes:

     1.   To elect three directors to the Company's Board of Directors;

     2. To ratify the appointment of Chisholm, Bierwolf & Nilson as the independent registered public accounting firm of the Company for the 2006 fiscal year;

     3. To transact any other business as may properly come before the meeting or at any adjournment thereof.

     Our Board of Directors has fixed the close of business on October 3, 2006, as the record date for determining stockholders entitled to notice of, and to vote at, the meeting. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of 10 days prior to the meeting during regular business hours at the Company's headquarters, 21 Toulon, Newport Beach, California 92660.

     All Company stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the Annual Meeting of Stockholders, your proxy vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States. Should you receive more than one proxy because your shares are registered in different names or addresses, each proxy should be signed and returned to assure that all your shares will be voted. You may revoke your proxy at any time prior to the meeting. If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.

                          YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                   By order of the President,



October 13, 2006                   /S/ Tom Kubota
                                   -------------------------------
                                   Tom Kubota, President

                   PACIFIC HEALTH CARE ORGANIZATION, INC.
                                 21 Toulon
                      Newport Beach, California 92660

                              PROXY STATEMENT

GENERAL

         SOLICITATION OF PROXIES. This proxy statement is being furnished to the stockholders of Pacific Health Care Organization, Inc., a Utah corporation, in connection with the solicitation of proxies by our President for use at the Annual Meeting of Stockholders to be held at the Little America Hotel, located at 500 South Main Street in Salt Lake City, Utah at 7:00 a.m., local time, on November 17, 2006, or at any adjournment thereof. A copy of the notice of meeting accompanies this proxy statement. It is anticipated that the mailing of this proxy statement will commence on or about October 19, 2006.

         COST OF SOLICITATION. The Company will bear the costs of soliciting proxies. In addition to the use of the mails, certain directors or officers of our Company may solicit proxies by telephone, telegram, facsimile, cable or personal contact. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of Company common stock.

         OUTSTANDING VOTING SHARES. Company stockholders of record at the close of business on October 3, 2006, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date, the Company had 15,427,759 shares of common stock outstanding, which are its only securities entitled to vote at the meeting, each share being entitled to one vote.

         VOTE REQUIRED FOR APPROVAL. Shares of common stock will vote with respect to each proposal. Under the Company's Bylaws, Proposals 2 and 3 each require the affirmative vote of a majority of the votes eligible to be voted by holders of shares represented at the Annual Meeting in person or by proxy. With respect to Proposal 1 votes may be cast by a stockholder in favor of the nominee or withheld or an alternative candidate may be written in. With respect to Proposals 2 and 3, votes may be cast by a stockholder in favor or against the Proposals or a stockholder may elect to abstain. Since votes withheld and abstentions will be counted for quorum purposes and are deemed to be present for purposes of the respective proposals, they will have the same effect as a vote against each matter.

         Under the NASD Rules of Fair Practice, brokers who hold shares in street name have the authority, in limited circumstances, to vote on certain items when they have not received instructions from beneficial owners. A broker will only have such authority if (i) the broker holds the shares as executor, administrator, guardian, trustee or in a similar representative or fiduciary capacity with authority to vote or (ii) the broker is acting under the rules of any national securities exchange of which the broker is also a member. Broker abstentions or non-votes will be counted for purposes of determining the presence or absence of a quorum at the meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, but broker non-votes are not counted for purposes of determining whether a proposal has been approved.

         VOTING YOUR PROXY. Proxies in the accompanying form, properly executed and received by the President of the Company prior to the Annual Meeting and not revoked, will be voted as directed. In the absence of direction from the stockholder, properly executed proxies received prior to the Annual Meeting will be voted FOR the nominees of the Board of Directors and FOR Proposals 2 and 3. You may revoke your proxy by giving written notice of revocation to the Company Secretary at any time before it is voted, by submitting a later-dated proxy or by attending the Annual Meeting and voting your shares in person. Stockholders are urged to sign and date the enclosed proxy and return it as promptly as possible in the envelope enclosed for that purpose.


                                PROPOSAL ONE

                            ELECTION OF DIRECTOR

     Our Bylaws provide that our Board of Directors will consist of not less than two nor more than seven persons, the exact number to be fixed from time-to-time by the Board of Directors. Currently, the Board of Directors has three members. The Directors have decided to fix the number of directorships at three for the upcoming year. Management has nominated three individuals to serve as Directors for a one-year term expiring on the date of the next Annual Meeting of Stockholders of the Company, and until their successors are duly elected and qualified. Mr. Tom Kubota, Mr. Donald Hellwig and Mr. Thomas Iwanski, have been nominated by management to stand for election as Directors, all of whom currently serve as directors of the Company.

     NOMINEES

     Set forth below is certain information as of October 10, 2006, concerning the nominees for election at the Annual Meeting and our current officers, including the business experience of each for at least the past five years:

                               Present Position                  Director
Name             Age           With the Company                  Since
---------------- ------        ---------------------------       ---------------
Tom Kubota       67            Director                          September 2000
                               President and Interim Secretary

Donald Hellwig   65            Director                          January 2005
                               Chief Financial Officer

Thomas Iwanski   48            Director                          November 2004


     TOM KUBOTA. Mr. Kubota has thirty years of experience in the investment banking, securities and corporate finance field. He held the position of Vice President at Drexel Burnham Lambert; at Stem, Frank, Meyer and Fox; and at Cantor Fitzgerald. Mr. Kubota is the president of Nanko Corporation, which specializes in capital formation services for high technology and natural resources companies. He has expertise in counseling emerging public companies and has previously served as a director of both private and public companies. For the last five years, Mr. Kubota has been primarily engaged in running the Company. During the past five years, Mr. Kubota also served as CEO of Fabrics International, Ltd., a privately held corporation. Fabrics International recently terminated operations and filed for bankruptcy. Mr. Kubota is not a director or nominee of any other reporting company.

     DONALD HELLWIG. Mr. Hellwig has been primarily engaged as a self-employed accountant for the last fifteen years working with various businesses and high net worth individuals. Mr. Hellwig received an Associates of Arts in 1961 from Santa Monica City College and a Bachelors of Science degree from UCLA in 1964 in Business Administration with an emphasis in accounting. Prior to being self employed Mr. Hellwig held various positions with several companies such as Chief Accountant at Continental Airlines and the Manager of Accounting at Flying Tiger Lines. Mr. Hellwig is not a director or nominee of any other reporting company.

     THOMAS IWANSKI. Since September 2006, Mr. Iwanski has served as Chief Financial Officer of SyncVoice Communications, Inc. From April 2005 through July 2006, Mr. Iwanski served as Senior Vice President, Corporate Secretary and Chief Financial Officer of IP3 Networks, Inc. From February 2003 through April 2005 Mr. Iwanski served as a Special Advisor to the CEO of Procom Technology, Inc., where he played a prominent role in the development and implementation of business and financial strategies. Mr. Iwanski has also served in various positions including, Vice President Finance, Chief Financial Officer, Director and Secretary for a number of companies, including Cognet, Inc., NetVantage, Inc., Kimalink, Inc., Xponent Photonics, Inc., Prolong, Inc., and Memlink, Inc. Mr. Iwanski also has approximately ten years of public accounting experience having worked for KPMG, LLP, as a Senior Audit Manager and a Certified Public Accountant. Mr. Iwanski received a Bachelor of Business Administration from the University of Wisconsin-Madison in 1980. Mr. Iwanski is not a director or nominee of any other reporting company.

     There are no family relationships among the current members or nominees of the Board of Directors.

     Management does not expect that any of the nominees will become unavailable for election as a director, but, if for any reason that should occur prior to the Annual Meeting, the person named in the proxy will vote for such substitute nominee, if any, as may be recommended by management.

     VOTE REQUIRED

     Directors are elected by a plurality of votes cast at the Annual Meeting. Unless contrary instructions are set forth in the proxies, the persons with full power of attorney to act as proxies at the Annual Meeting will vote all shares represented by such proxies for the election of the nominees named therein as director. Should any of the nominees become unable or unwilling to accept nomination or election, it is intended that the person acting under the proxy will vote for the election, in the nominee's stead, of such other person as the President of the Company may recommend. The Company has no reason to believe that the nominees will be unable or unwilling to stand for election or to serve if elected. Should you desire to elect an individual other than the nominees listed in this proxy statement, you may write in that individual in the space provided on your proxy.

          OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS
       VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE TO SERVE ON THE
                        COMPANY'S BOARD OF DIRECTORS

     SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND NOMINEES

     As of October 10, 2006, the Company had 15,427,759 shares of its common stock issued and outstanding. The following table sets forth the beneficial ownership of Company common stock as of that date, of each director, nominee, the President, the other executive officers, and for all directors and executive officers as a group.

---------------------------------------------------------------------------
                                Shares of              Percentage
Name                            Common Stock           of Class
---------------------------------------------------------------------------
Tom Kubota*                         2,158,931             14.0%

Donald Hellwig                          3,000              0.0%

Thomas Iwanski                              0              0.0%
---------------------------------------------------------------------------
All directors, nominees and
executive officers as a
group (3 persons):                  2,161,931             14.0%
---------------------------------------------------------------------------
</Table
     *The number of shares attributed to Mr. Kubota includes 1,702,305 shares held of record by Nanko Investments, Inc.  Mr. Kubota is the president of Nanko Investments, Inc.  As such, Mr. Kubota may be deemed to have voting and/or investment power over the shares held by Nanko
Investments and therefore may be deemed to be the beneficial owner of those shares.
                                     3

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of October 10, 2006, the persons named below were, to the knowledge of the Board of Directors of the Company, the only beneficial owners of more than 5% of the outstanding common stock, other than directors, nominees and executive officers whose beneficial ownership is described in the above table.

                                   Shares of           Percentage
Name                               Common Stock        of Class
---------------------------------------------------------------------------
Peter G. Alexakis                   1,083,333             7.0%
Amafin Trust                        1,500,000             9.7%
Eurifa Anstalt                        955,343             6.2%
Donald P. Balzano                   1,083,335             7.0%
Manfred Heeb                        1,445,982             9.4%
Auric Stiftung                      1,500,000             9.7%
Marvin Teitelbaum                   1,083,333             7.0%
William Rifkin                      1,083,333             7.0%
Tom Roush                           1,083,333             7.0%
Janet Zand                          1,083,333             7.0%
---------------------------------------------------------------------------
     TOTAL                         11,901,325            77%
---------------------------------------------------------------------------

     COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Directors, executive officers and beneficial owners of greater than 10% of the Company's outstanding common stock are required to comply with
Section 16(a) of the Securities Exchange Act of 1934, which requires generally that such persons file reports regarding ownership of and transactions in securities of the Company on Forms 3, 4, and 5. Form 3 is an initial statement of ownership of securities, Form 4 is to report changes in beneficial ownership and Form 5 is an annual statement of changes in beneficial ownership. Based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company during its most recent fiscal year it appears that none of the Company's directors, executive officers or beneficial owners purchased or sold shares during the year ended December 31, 2005.



                                     4



                          Executive Compensation


     The following chart sets forth the compensation paid to each Executive Officer and Director of the Company during the last three fiscal years:

                         SUMMARY COMPENSATION TABLE

                Annual Compensation                          Long Term   Compensation
                                                                Awards        Payouts

                                              Other Restr                        All
Name &                                       Annual icted               LTIP   Other
Principal                                    Compen  Stock     Options Payout  Compen
Position              Year   Salary   Bonus  sation Awards     /SARs #    ($)  sation
-------------------------------------------------------------------------------------
Tom Kubota            2005  $42,000 $10,000    $-0-    -0-         -0-   $-0-    $-0-
President, CEO        2004      -0-     -0-     -0-    -0-         -0-    -0-     -0-
Director              2003 3,700(1)     -0-     -0-    -0-         -0-    -0-     -0-

Donald Hellwig        2005    3,600     -0-     -0-    -0-         -0-    -0-     -0-
CFO, Director         2004      -0-     -0-     -0-    -0-         -0-    -0-     -0-
                      2003      -0-     -0-     -0-    -0-         -0-    -0-     -0-

Donald Balzano        2005  172,341   8,600     -0-    -0-         -0-    -0-     -0-
Former CEO of         2004  165,338     -0-     -0-    -0-         -0-    -0-     -0-
Company Subsidiary    2003  132,000     -0-     -0-    -0-         -0-    -0-     -0-
Medex

Doug Hikawa           2005  138,846   6,400     -0-    -0-         -0-    -0-     -0-
President of Company  2004  135,234     -0-     -0-    -0-  350,000(2)    -0-     -0-
Subsidiary Medex      2003  100,000     -0-     -0-    -0-         -0-    -0-     -0-


     (1) Tom Kubota provided consulting services to the Company through Nanko Investments, Inc., his private consulting business, which services were performed and payments disbursed prior to the reverse acquisition of Medex. This amount represents funds paid by the Company to Nanko Investments, Inc. These services were provided on terms at least as favorable as could have been negotiated with an independent third party.

     (2) Doug Hikawa was issued stock options to purchase up to 350,000 shares of restricted common stock in October 2004. The option are exercisable over a three year term, with the right to purchase 100,000 restricted shares for $.05 per share vesting upon the date of grant; the right to purchase an additional an additional 100,000 restricted shares for $.10 per share vesting one year from the date of grant and the right to purchase the remaining 150,000 restricted shares for $.20 per share vesting on the two years from the date of grant. None of Mr. Hikawa's options have been exercised to date.

     COMPENSATION OF DIRECTORS

     Effective as of March 2005 our directors are compensated $300 for each monthly directors' meeting attended in person, and $1,000 for then annual directors meeting, plus airfare and hotel expense. No director receives a salary as a director.


                                     5

     Compensation of officers and directors is determined by the Company's Board of Directors and is not subject to shareholder approval. The Company has no retirement, pension, or benefit plan at the present time, however, the Board of Directors may adopt plans as it deems to be reasonable under the circumstances.

     MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     Our business is managed under the direction of our Board of Directors pursuant to the Utah Revised Business Corporations Act and our Bylaws. Our Board has responsibility for establishing broad corporate policies and for the overall performance of the Company. Our Board is kept advised of the Company's business through regular interaction with the President and other officers of the Company and through reviewing materials provided to them and by participating in Board meetings.

     During fiscal year ended December 31, 2005, there were 12 meetings of the Board of Directors. Each meeting was attended by all members of the Board.

     Our shares are quoted on the OTC Bulletin Board. Since we are not a listed issuer, we are not subject to various requirements of the Securities and Exchange Commission or certain self-regulatory bodies such as Nasdaq or the American Stock Exchange, which require our Board of Directors to establish and maintain an audit committee, compensation committee and nominating committee. As a result, we do not have standing audit, nominating or compensation committees of our Board of Directors, or committees performing similar functions.

                                PROPOSAL TWO

                      RATIFICATION OF APPOINTMENT OF
               INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of Chisholm, Bierwolf & Nilson served as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2005. Management recommends the Company retain the services of Chisholm, Bierwolf & Nilson to continue in their capacity as the Company's independent registered public accounting firm for the 2006 fiscal year is submitting this matter to shareholders for their approval.

     AUDIT FEES

     Principal accounting fees for professional services rendered to the Company by Chisholm, Bierwolf & Nilson for the years ended December 31, 2005 and 2004, are summarized as follows:

                                             2005           2004
---------------------------------------------------------------------------
    Audit                                 $16,339        $31,574
    Audit related                               -              -
    Tax                                         -              -
    All other                              $2,537         $3,647
---------------------------------------------------------------------------
    Total                                 $18,936        $43,357
===========================================================================

0
     AUDIT FEES. Audit fees were for professional services rendered in connection with the Company's annual financial statement audits and quarterly reviews of financial statements for filing with the Securities and Exchange Commission.

     OTHER FEES. Other fees were for EDGAR filing services provided to the Company.

     BOARD OF DIRECTORS PRE-APPROVAL POLICIES AND PROCEDURES. At its regularly scheduled and special meetings, the Board of Directors, in lieu of an established audit committee, considers and pre-approves any audit and non-audit services to be performed by the Company's independent accountants. The Board of Directors has the authority to grant pre-approvals of non-audit services.

     In the event of a negative vote, the selection of another independent certified public accounting firm will be made by the Board of Directors. A representative of Chisholm, Bierwolf & Nilson is expected to be present at the Annual Meeting. In the event a representative is present he or she will be given an opportunity to make a statement if he or she desires and if present, he or she is expected to be available to respond to appropriate questions. Notwithstanding approval by the shareholders, the Board or Directors shall have the right to replace the auditors at any time.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL TWO, APPOINTING CHISHOLM, BIERWOLF & NILSON AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC
                        ACCOUNTANTS FOR FISCAL 2006.

                               OTHER MATTERS

     The Board of Directors knows of no other matters that are to be presented for action at the Annual Meeting of Stockholders other than those set forth above. If any other matters properly come before the Annual Meeting of Stockholders, the person named in the enclosed proxy form will vote the shares represented by proxies in accordance with their best judgment on such matters.

     2006 SHAREHOLDER PROPOSALS

     If you wish to include a proposal in the Proxy Statement for the 2006 Annual Meeting of stockholders, your written proposal must be received by the Company no later than August 15, 2007. The proposal should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the Securities and Exchange Commission, the laws of the State of Utah and our Bylaws. Stockholder proposals may be mailed to the Corporate Secretary, Pacific Health Care Organization, Inc., 21 Toulon, Newport Beach, California 92660.

     For each matter that you wish to bring before the meeting, provide the following information:

     (a) a brief description of the business and the reason for bringing it to the meeting;
     (b)  your name and record address;
     (c)  the number of shares of Company stock which you own; and
     (d) any material interest (such as financial or personal interest) that you have in the matter.




                                     7

 SELECTED INFORMATION FROM OUR ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 3, 2006 AS AMENDED ON MAY 17,
           2006 AND OUR QUARTERLY REPORT ON FORM 10-QSB FOR THE
           QUARTER ENDED JUNE 30, 2006, FILED ON AUGUST 14, 2006

DESCRIPTION OF BUSINESS
-----------------------

     HISTORY OF THE COMPANY
     ----------------------

     Pacific Health Care Organization, Inc. (the "Company") was incorporated under the laws of the State of Utah on April 17, 1970 under the name Clear Air, Inc. The Company was organized and authorized to pursue any lawful purpose or purposes. The Company amended its Articles of Incorporation on September 26, 2000, to effect a seventy-five for one reverse split, and to change the authorized common stock to 50,000,000 shares, par value of $0.001. The Company later amended its Articles of Incorporation on October 30, 2000, changing its name to Immunoclin International, Inc. Due to complications in the proposed business, the Company again amended its Articles of Incorporation on January 31, 2001, changing its name to Pacific Health Care Organization, Inc. In connection with the January 2001 name change, a new board of directors was put in place and new management was subsequently appointed.

     The Company has had limited business operations since the early 1990's, has not generated any significant revenues and was engaged in searching for business opportunities until 2001. Management believes that the Company has identified a significant opportunity within the Workers' Compensation industry in the State of California.

     On February 26, 2001, the Company acquired Medex Healthcare, Inc. ("Medex"), a California corporation organized March 4, 1994, in a share for share exchange in which the Company acquired all of the outstanding shares of Medex in exchange for 6,500,000 shares of the Company. The acquisition of Medex by the Company was accounted for as a reverse acquisition, with Medex being considered the accounting acquirer. Medex had limited operations and was primarily engaged in making application for California State licenses to operate as a Health Care Organization for the three years prior to the acquisition. Medex is now a wholly owned subsidiary of the Company. In addition, the Company formed Workers' Compensation Assistance, Inc. ("WCA"), a California corporation on August 14, 2001, which is also a wholly owned subsidiary. WCA does not have any operations to date, and the principal business of the Company is the business of Medex.

     INDUSTRY BACKGROUND
     -------------------

     The California legislature passed Assembly Bill 110 ("AB 110" or the "bill") in July of 1993 and later deregulated the premiums paid by employers for Workers' Compensation insurance. These two events have given rise to the business of the Company.

     AB 110 was a collaboration of efforts from both employers and organizations, such as plaintiffs' attorneys who represent injured workers, in an effort to curtail employers from leaving California due to escalating Workers' Compensation costs. The bill addresses the problem of rising medical costs associated with poor quality care to the injured worker. Two of the major problems with the existing system, as identified by the legislature, were fraud and the lack of a managed care program that allowed control of the quality of medical care of an injured worker beyond thirty days. As a result, the bill created a new health care delivery body to solve the unique medical and legal issues of Workers' Compensation. These new entities are called Health Care Organizations ("HCO"). The HCOs are networks of health care professionals specializing in the treatment of workplace injuries and in back-to-work rehabilitation and training. An HCO does not waive the statutory obligation of companies to either possess workers' compensation insurance or qualify as self- insured.



                                     8

     HCOs were created to appeal to employees, while providing substantial savings to employers. This is accomplished by providing high quality medical care and increasing the length of time employers are involved in the medical care provided to injured workers. The increased length in control is designed to decrease the incidence of fraudulent claims and disability awards and is also based upon the notion that if there is more control over medical treatment there will be more control over costs, and subsequently, more control over getting injured workers back on the job. This increase in control is intended to reduce the costs of claims and thereby reduce workers' compensation premiums.

     In addition, the legislature requires that employers who use HCOs give employees a choice of HCOs or managed care physicians for treatment. It is anticipated that this will increase quality and give employees a fair say in their treatment.

     Prior to the passing of the bill, premiums paid by employers were fixed by law at a rate that was only dependent upon the occupation of the workers covered under the policy. An additional measure enacted by the California legislature deregulated the premiums paid by employers. This encouraged competition for market share of the Workers' Compensation insurance business. The increased competition initially drove premiums down to levels that were not sustainable. In response, insurers have hiked insurance premiums. Drastically rising premiums are forcing employers to search for alternative Workers' Compensation programs such as the HCOs created by AB 110.

     CERTIFICATION PROCESS
     ---------------------

     All applications for HCO license certification are processed by the California Department of Industrial Relations ("DIR"). The application process is time consuming and requires descriptions of applicant's organization and planned methods of operation.

     The applicant for the HCO license must develop a contracted network of providers for all of the necessary medical services that injured workers may need. This network must be developed to the satisfaction of the DIR. Given the wide range of medical providers needed over a large geographical area, this is a significant undertaking. The network of providers must be under contract with the HCO applicant and be willing to provide the various services in their specialty. All contracts must be approved by the DIR so as to assure the best of care will be provided to the injured worker.

     Next, the HCO applicant must develop committees of providers that will ensure the injured worker receives the best of care. This requirement includes the development of Quality Assurance, Utilization, Work Safety, Educational and Grievance committees.

     Finally, an HCO applicant must demonstrate to the DIR's satisfaction that it has the resources necessary to manage and administer a large network of providers. To establish the HCO applicant's ability to administer a network, it requires the applicant to furnish the details of its operating system to the DIR in writing.

     The Company's wholly owned subsidiary Medex received its first HCO license on March 15, 1997, for its network of primary care providers. Medex later received a second HCO license on October 10, 2000, for its network of primary and specialized care providers.


                                     9

     BUSINESS OF THE COMPANY
     -----------------------

     The principle business of the Company is that of its wholly owned subsidiary Medex. Medex is in the business of managing and administering Health Care Organizations. As mentioned previously, these HCOs are networks of medical providers established to serve the Workers' Compensation industry. The California legislature mandated that if an employer contracts services from an HCO, the injured workers must be given a choice between at least two HCOs. The Company recognized early on that two HCO certifications are necessary to be competitive. Instead of aligning with a competitor, the Company elected to go through the lengthy application process with the DIR twice and has subsequently received certification to operate two separate HCOs. While there is no longer a statutory requirement to offer two HCOs to employers Medex continues to retain its two certifications, so that employer clients have the option of offering one or two HCOs to their employees. The Company believes its ability to offer two HCOs gives potential clients greater choice, which is favored by a number of employers, especially those with certified bargaining units.

     Through the two licenses to operate HCOs, the Company offers the injured worker a choice of enrolling in an HCO with a network managed by primary care providers requiring a referral to specialists or a second HCO where injured workers do not need any prior authorization to be seen and treated by specialists.

     The two HCO certifications obtained by the Company cover the entire
state of California.   This geographical area has a multi-billion dollar
annual medical and indemnity Workers' Compensation cost. The two HCO networks have contracted with over 3,200 individual providers and clinics, as well as, hospitals, pharmacies, rehabilitation centers and other ancillary services making the Company's HCOs capable of providing comprehensive medical services throughout this region. The Company is developing these networks and further extending its Workers' Compensation business into a statewide entity.

     The Company, by virtue of its continued certification as an HCO, is statutorily deemed to be qualified as an approved Medical Provider Network
(MPN) as created by SB 899, and are effective as of January 1, 2005. It is anticipated that a significant number of employer clients will avail themselves of the MPN program rather than the HCO program; others will utilize the provisions of the HCO program, while still others will use both in conjunction with each other.

     The Company is currently in continued discussions with insurance brokers, carriers, third party administrators, managed care organizations and with representatives of larger employers, both as partners and potential clients. Based on potential cost savings to employers and the approximately fourteen million workers eligible for the services of the Company, the Company expects that a significant number of employers will
sign contracts with the Company to provide services.   The Company expects
the amount per enrollee it will charge employers will likely vary based upon factors such as employer history and exposure to risk; for instance, a construction company would likely pay more than a payroll service company. In addition, employers who have thousands of enrollees are more likely to get a discount. Because of the relatively new HCO market, and even though the Company makes every effort to charge a sufficient enrollee fee to cover costs and to make a profit, however, there is no assurance that the Company will always properly evaluate the risks associated with each employer or charge sufficient enrollee fees to cover its operational costs and/or be profitable. The Company carefully analyzes each employer prior to quoting an enrollee fee. In the event the Company charges per enrollee fees that are inadequate to cover operational costs, then the Company may not be able to continue business operations.


                                     10

     The Company does not anticipate large capital expenditures. Rather, it has contracted with many medical providers, and therefore, equipment such as x-ray machines are not paid for by the Company. The Company will have fixed costs such as liability insurance and other usual costs of running an office.

     PHYSICIANS
     ----------

     The Company strives to select physicians known for excellence and experience in providing Workers' Compensation care. Two of the Company's founders have been active in the Southern California medical community for many years, and as a result, the Company has been able to recruit physicians with superlative credentials and reputations.

     The Company has also recruited physicians and allied health workers who reflect the ethnic and cultural diversity of California, thus enabling injured workers to readily find a physician who speaks their native tongue. The Company believes this is a benefit for injured workers and will assist in ensuring a prompt return to the workplace.

     HCO COMMITTEES
     --------------

     The Company has organized seven committees in compliance with AB 110 to provide the best possible care to injured workers. The following briefly describes each committee:

Quality Assurance.
------------------
As the name implies this committee is charged with the responsibility of monitoring the quality of care that the HCO providers are delivering to the employees. The Company's Quality Assurance committee consists of fifteen separate functioning entities. The ultimate oversight and responsibility for this committee is maintained by the Medical Director.

Utilization Review.
-------------------
This committee is responsible for monitoring Provider/Enrollee utilization of health care services under the plan. The activities are reflected in reports documenting examinations of procedures, provider use patterns and other matters. This committee is comprised of seven provider physicians.

Case Management.
----------------
The Case Management committee ("CMC") is charged with working with both the injured worker and the employers to coordinate return to work issues. For example, seeking light duties for an injured worker rather than allowing a protracted period of disability. The Company's ability to compress the time frame between an injured worker's first report of injury and return to work is the most critical factor in the management of Workers' Compensation care. The number of work days the employee misses due to disability translates into great costs to the employer, through medical costs, loss of productivity, the need to hire temporary help and disability insurance indemnity payments. The caseworker will become an intermediary between the physician, employer and employee by coordinating the return of the worker to a position he or she is capable of carrying out while recovering.

Work Safety.
------------
The Company believes that the best method to treat work related injuries is to prevent them from occurring. This committee is a workplace safety conditions and health committee that makes suggestions for ways to improve workplace conditions and to promote healthy habits. This committee seeks to promote safety and health by providing training workers and employers in methods of avoiding work place injuries. For instance, training may include safe methods to lift heavy objects, proper use of safety equipment and safe operation of machinery. In addition, if agreeable to employer and employee, the Company can provide drug and alcohol testing to attempt to mitigate injuries that may be caused by these problems. Furthermore, the Company may provide anonymous referral service for drug and alcohol treatment services.


                                     11

Grievance.
----------
This committee informs employees upon enrollment and annually thereafter of procedures for processing and resolving grievances. This includes the location and telephone number where grievances may be submitted and where complaint forms are available to employees. The Company establishes procedures for continuously reviewing the quality of care, performance of medical personnel and utilization of services to prevent causes for complaint.

Provider Licensing & Performance Review.
----------------------------------------
Contracting with a high quality professional staff is critical in creating a Workers' Compensation health care delivery system because in Workers' Compensation the physician performs additional unique tasks. A Workers' Compensation physician must understand the requirements of a patient's job to make informed return-to-work recommendations and the physician needs to know how to make impairment ratings and be willing to testify in disputed cases. In addition, the physician must be a healer and patient's advocate. These additional demands make it necessary to use different criteria to select Workers' Compensation physicians. The Company monitors the performance of network physicians. Physicians who produce high quality, cost effective health care are provided with more patients, while physicians who do not are eliminated from the network.

Physicians' Continuing Education.
---------------------------------
Physicians are trained in the latest theories and techniques in treating workplace injuries. Protocols and treatment plan suggestions are distributed to providers on the basis of results of outcome studies as established by the State of California's Division of Workers' Compensation, the Medical Disability Advisor and through the State of California's Industrial Medical Protocols as they are published.

     HOSPITALS
     ---------

     The Company has been successful in creating relationships with some of the premier medical centers throughout California. The relationships established with medical centers are not for access or service as they provide access and service to all. Rather, these relationships are maintained by the Company to provide services to the Company's HCO enrollees.

     ANCILLARY SERVICES
     ------------------

     The Company has contracted a full range of ancillary services to cover all requirements of the California Department of Corporations and Department of Industrial Relations. This includes interpreter services, ambulances, physical therapy, occupational therapy, pharmacies and much more. The ancillary services are vital to ensure there is a complete network capable of independently providing all care that may be necessary.

     COMPETITION
     -----------

     Although the Company is one of the first commercial enterprises capable of offering HCO services, there are new companies that are currently setting up similar services as those being offered by the Company. Many of these competitors may have greater financial, research and marketing experience and resources than the Company, and will represent substantial long-term competition. In California there are currently nineteen certified health care organization licenses (two of which belong to the Company) issued to twelve companies, although only eight are actively utilizing their HCO certifications. This translates into seven direct HCO competitors, with Comp Partners being the largest.



                                     12

     The Company plans to gain a competitive advantage by marketing itself as a legal medical organization not just a medical company. In addition, the Company is the only HCO that directly contracts with a network of providers based on quality determinations rather than the provision of discounted medical services. The Company believes this is advantageous because they can market a direct relationship with providers who have demonstrated expertise in treating work related injuries and writing credible medical reports, rather than relying on third party relationships or those based upon discounts alone.

     SB 899, signed on April 19, 2004, created Medical Provider Networks
(MPNs), to be effective on and after January 1, 2005. The statute deems the Medex network, as a certified HCO is already approved as an MPN. Medex offers both HCO and MPN programs to potential clients, as well as an HCO/MPN hybrid model that will give Medex a competitive advantage, because of the manner in which the network was created.

     EMPLOYEES
     ---------

     The Company, through its subsidiary, currently has eight full time employees and twelve part-time employees. In addition, the officers and directors work on a part time, as needed basis with no commitment for full time employment. Over the next twelve months, the Company anticipates hiring additional employees as needed and as revenues and operations warrant.

DESCRIPTION OF PROPERTY
-----------------------

     PROPERTY & FACILITIES
     ---------------------

     The Company's executive offices are located in Newport Beach, California. The Company's subsidiary Medex leases approximately 3,504 square feet of office space in Long Beach, California. The Company does not anticipate needing any additional office space in the next twelve months. If the need arises, the Company believes it will be able to secure additional office space on acceptable terms.

MARKET PRICE OF AND DIVIDENDS ON OUR COMMON EQUITY AND OTHER SHAREHOLDER
MATTERS
-------------------------------------------------------------------------

     The Company's shares are currently traded on the Over-the-Counter Bulletin Board ("OTCBB") under the symbol PHCO. As of March 17, 2006, the Company had approximately 1,077 shareholders holding 15,427,759 common shares.

     The published bid and ask quotations from January 1, 2004, through December 31, 2005, are included in the chart below. These quotations represent prices between dealers and do not include retail markup, markdown or commissions. In addition, these quotations do not represent actual transactions.


                                     13

                         BID PRICES               ASK PRICES
                         HIGH        LOW          HIGH        LOW
2005
First Quarter            .16         .16          1.01        1.01
Second Quarter           .16         .16          1.01        1.01
Third Quarter            .16         .16          1.01        1.01
Fourth Quarter           .16         .16          1.01         .50

2004
First Quarter            .16         .16          1.01        1.01
Second Quarter           .16         .16          1.01        1.01
Third Quarter            .16         .16          1.01        1.01
Fourth Quarter           .16         .16          1.01         .50

     The above quotations, as provided by the Pink Sheets, LLC., represent prices between dealers and do not include retail markup, markdown or commission. In addition, these quotations do not represent any actual transactions.

CASH DIVIDENDS
--------------

     The Company has not declared a cash dividend on any class of common equity in the last two fiscal years. There are no restrictions on the Company's ability to pay cash dividends, other than state law that may be applicable; those limit the ability to pay out all earnings as dividends. The Board of Directors does not, however, anticipate paying any dividends in the foreseeable future; it intends to retain the earnings that could be distributed, if any, for the operations, expansion and development of its business.

SECURITIES FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
-------------------------------------------------------

Plan                     Number of        Weighted-average    Number of securities
category                 securities       exercise price      remaining available
                         to be issued     of outstanding      for future issuance
                         upon             options, warrants   under equity
                         exercise of      and rights          compensation plans
                         outstanding                          (excluding securities
                         options,                             reflected in
                         warrants and                         columns (a))
                         rights
                         (a)              (b)                 (c)
------------------------------------------------------------------------------------
Equity compensation
plans approved by
security holders              66,250        $0.05                 915,000
------------------------------------------------------------------------------------
Equity compensation
plans not approved
by security holders        1,167,964        $3.18                   -0-
------------------------------------------------------------------------------------
Total                      1,234,214        $3.01                 915,000
------------------------------------------------------------------------------------

     On October 11, 2004, the Company granted stock options to Doug Hikawa, an officer of the Company's subsidiary, Medex Healthcare to purchase up to 350,000 restricted common shares of the Company. The options are exercisable as follows: 100,000 shares the first year with an exercise price of $.05 per share; 100,000 shares the second year with an exercise price of $.10 per share; and 150,000 shares the third year with an exercise price of $.20 per share. The options expire three years from the date of grant.


                                     14

     In August 2002, the Company granted options to purchase approximately 85,000 restricted common shares of the Company to four employees pursuant to the PHCO 2002 Stock Option Plan, the adoption of which was recently ratified by the shareholders of the Company. 50% of the options granted vested upon grant, 25% vested on the first annual anniversary of the grant date and the remaining 25% will vest on the second annual anniversary of the grant date. The exercise price of the options is $0.05. The options expire five years from the grant date. To date, options to purchase 18,750 restricted common shares have been exercised.

     In April 2001 and August 2002, the Company issued approximately 807,964 warrants ("Warrants") comprised of 408,982 A Warrants and 408,982 B Warrants to certain investors and debt holders of the Company. Each A Warrant represents the right to purchase one share of restricted common stock of the Company at an exercise price of $3.00 per share for a period through August of 2006. Each B Warrant represents the right to purchase one share of restricted common stock of the Company at an exercise price of $6.00 per share also for a period through August of 2006.

     MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS FOR THE YEARS DECEMBER 31, 2005 AND 2004
---------------------------------------------------------------------------
     The following information contained in this analysis should be read in conjunction with the audited condensed consolidated financial statements and related disclosures contained in the Company's Annual Report on Form 10-KSB.

     LIQUIDITY AND CAPITAL RESOURCES
     -------------------------------

     The Company does not currently possess a financial institution source of financing and the Company cannot be certain that its existing sources of cash will be adequate to meet its liquidity requirements.

     The Company's future capital requirements will depend on its ability to continue to develop its business, including (i) the ability of the Company to maintain its existing customer base and to expand its customer base, and (ii) overall financial market conditions where the Company might seek potential investors. The Company is also seeking potential business acquisitions based on, among other criteria, the economics of any deal and subsequent projected future cash flow. The Company may also seek additional funding through the sale of its common stock.

     As of December 31, 2005, the Company had cash on hand of $345,091, compared to $506,675 at December 31, 2004. The $161,584 decrease in cash on hand is the result of increased Company expenses as our operations increase. Management believes that cash on hand and anticipated revenues will be sufficient to cover operating costs over the next twelve months. The Company does not anticipate needing to find other sources of capital at this time. If the Company's revenues, however, are less than anticipated the Company will need to find other sources of capital to continue operations. The Company would then seek additional capital in the form of debt and/or equity. While the Company believes that it is capable of raising additional capital, there is no assurance that the Company will be successful in locating other sources of capital on favorable terms or at all.


                                     15

     RESULTS OF OPERATIONS
     ---------------------

     COMPARISON OF THE YEAR ENDED DECEMBER 31, 2005 AND 2004.
     --------------------------------------------------------
     Workers' compensation costs in California have continued to remain excessive which has continued to motivate employers to search for ways to control this cost. Due to the high workers' compensation costs and the Company's marketing efforts, revenues increased $404,397 to $2,076,391 for the year ended December 31, 2005 compared to $1,671,994for the year ended December 31, 2004. During the year ended December 31, 2005, the Company generated revenue from approximately 395 employers representing approximately 124,000 enrollees compared to 57 employers and approximately 64,000 enrollees during the year ended December 31, 2004. While the Company believes that revenues will continue to increase, it also believes that expenses will continue to increase. Total expenses incurred in the year ended December 31, 2005 totaled $2,063,228, compared to $1,571,190 for the corresponding period ended December 31, 2004, which included increases in bad debt expense, legal fees, public relations fees and salaries and wages.

     During the year ended December 31, 2005, consulting fees decreased to $104,110 from $109,796 during the year ended December 31, 2004. The reduction was primarily the result of lower information technology expenses and marketing costs. The Company anticipates consulting fees to remain constant in the upcoming fiscal year.

     Salaries & wages increased $86,684 during the year ended December 31, 2005, to $750,516, compared to $663,832 during the year ended December 31, 2004. The increase in salaries & wages in the year ended 2005 is attributable to the increased number of Medex employees. The Company expects salaries & wages to remain constant in 2006.

     In the year ended December 31, 2005, the Company incurred professional fees of $342,028 compared to $228,184 during the year ended December 31, 2004. The increase in professional fees in 2005 is largely attributable to increased legal, public relations and accounting fees incurred during the 2005 fiscal year. Legal fees increased, in connection with compliance with the reporting obligations of the Company under the Exchange Act of 1934, and the cost to the Company of defending itself against the legal proceeding brought by Marvin Teitelbaum and Peter Alexakis. While the Company believes that agreeing to submit to binding arbitration will result in lesser legal fees than if this matter were to go to trial, the Company anticipates that the costs of arbitrating this case will result in greater legal fees in fiscal 2006.

     During the year ended December 31, 2005, the Company incurred insurance expenses of $84,831, a $1,023 decrease over the prior year. The decrease in 2005, is related to a reduction in professional liability insurance premiums. The Company anticipates increases in insurance expense in 2006.

     Employment enrollment expenses increased $35,676 to $206,204 during the year ended December 31, 2005, compared to the year ended December 31, 2004. As an HCO, the Company is required to pay a fee to the State of California Division of Workers' Compensation for each person it enrolls. The increase in employment enrollment expenses in the year ended December 31, 2005, reflects the increased number of persons enrolled with the Company when compared to the same period ended 2004, including increased fees to the State of California and expenses to its enrollment and tracking technology partner, Harbor Healthcare. The Company anticipates employee enrollment expenses to increase in 2006 at a rate consistent with enrollment increases.


                                     16

     For the year ended December 31, 2005, general and administrative expenses increased $312,970 to $550,145, compared to $237,174 for the year ended December 31, 2004. This 132% increase in general & administrative expense was largely attributable to mandatory data maintenance fees paid on increasing numbers of employees enrolled, increased advertising costs, increased printing costs due to enrollment notification requirements for new enrolled employees and due to increased shareholder meeting costs. The Company anticipates general and administrative to increase in proportion to increases in enrolled employees in 2006.

     Bad debt expense was $38,000 for the year ended December 31, 2005. A reserve was established during the year for several past due accounts. The Company incurred no bad debt expense in fiscal 2004.

     As a result of increasing revenue, which was offset by increases in salaries and wages, professional fees, employment enrollment, general and administrative expense, bad debts, and income tax expense of $21,192, the Company realized a net loss of $29,323 for the year ended December 31, 2005, compared to net income of $154,404 during the year ended December 31, 2004.

     COMPARISON OF THE YEAR ENDED DECEMBER 31, 2004 AND 2003.
     --------------------------------------------------------

     The Company generated $1,671,994 in revenue for the year ended December 31, 2004, compared to revenue of $1,097,930 for the same period of 2003. This increase is largely due to the growth in the number of employers and enrollees using the Company's services in 2004 as compared to 2003. During the year ended December 31, 2004, the Company generated revenue from approximately 57 employers representing approximately 64,000 enrollees compared to 51 employers and approximately 73,700 enrollees during the year ended December 31, 2003. As revenues increased, however, the expenses incurred in providing HCO services also increased from $1,040,071 during the year ended December 31, 2003, to $1,517,190 for the year ended December 31, 2004. The increases in expenses were attributable to increases in consulting fees, salaries and wages, professional fees, insurance, employment enrollment and general and administrative expenses.

     During the year ended December 31, 2004, consulting fees increased to $109,796 from $84,081 during the year ended December 31, 2003. As the HCO industry in California continues to develop, the Company believes it is important to be as involved as possible in the legislative and policy-making process. Therefore, from time to time, the Company will hire lobbyist and other consultants to represent its interests. The $25,715 increase in 2004 is partially the result of such activities by the Company during 2004. The Company anticipates significant fluctuations in consulting fee expenses from quarter to quarter and year to year as the applicable legislative and rule-making bodies overseeing the HCO industry consider changes that may affect the industry. During 2004, the Company also incurred the costs of approximately $35,500 for retaining a computer consultant to assist in the ongoing development and maintenance of the
Company's information systems compared to only $15,000 during 2003.    The
Company anticipates an ongoing need to retain consultants to assist with its information technology needs in the upcoming year.

     Salaries & wages increased $162,723 during the year ended December 31, 2004, to $663,832, compared to $501,109 during the year ended December 31, 2003. The increase in salaries & wages in the year ended 2004 is attributable to the increased number of employees employed by Medex Healthcare, the Company's subsidiary, as well as payments of approximately $30,600 in retroactive salary increases and payment for unused vacation to certain executive officers of Medex. The Company expects increases in salaries & wages to continue at about the same rate in 2005.


                                     17

     In the year ended December 31, 2004, the Company incurred professional fees of $228,184 compared to $84,492 during the year ended December 31, 2003. The increase in professional fees in 2004 is largely attributable to increased legal and other professional fees incurred during the year ended December 31, 2004, in connection with compliance with the reporting obligations of the Company under the Exchange Act of 1934, and the cost of defending itself against the legal proceeding brought Marvin Teitelbaum and Peter Alexakis. If the lawsuit against the Company goes to trial, the Company anticipates professional fees in the upcoming year may be significantly greater than those incurred in 2004.

     During the year ended December 31, 2004, the Company incurred insurance expenses of $85,364, an $11,223 increase over the prior year.
The increase in 2004, is largely related to the increased number of Company employees and increases in group medical rates as compared to the 2003
fiscal year.    The Company anticipates increases in insurance expense in
2005 to be similar to those experienced in 2004.

     Employment enrollment expenses increased $76,328 to $170,528 during the year ended December 31, 2004, compared to the year ended December 31, 2003. As an HCO, the Company is required to pay a fee to the State of California Division of Workers' Compensation for each person it enrolls. The increase in employment enrollment expenses in the year ended December 31, 2004, reflects the increased number of persons enrolled with the Company when compared to the same period ended 2003, including increased fees to the State of California and expenses to its enrollment and tracking technology partner, Harbor Healthcare. The Company anticipates employee enrollment expenses to increase in 2005 at a rate consistent with enrollment increases.

     For the year ended December 31, 2004, general & administrative expenses increased $52,402 to $237,174, compared to $184,772 for the year ended December 31, 2003. This 28% increase in general & administrative expense was largely attributable to increases in general & administrative expenses resulting from the Company's increased operations, combined with certain expenses not incurred in 2003, including costs incurred in connection with the special meeting of stockholders of approximately $12,600 and costs of replacing computers and equipment stolen from the Company's offices of approximately $4,500. Because the Company does not expect to incur some of these same expenses in 2005, it anticipates general & administrative expenses will remain fairly consistent with expenses incurred in 2004, as these one time expenses are offset by increasing general & administrative expenses resulting from growth in the Company's business and inflation.

     As a result of increasing revenue, which was partially offset by increases in depreciation, consulting fees, salaries & wages, professional fees, insurance, employment enrollment and general and administrative expense, the Company realized net income of $154,404 for the year ended December 31, 2004, compared to net income of $57,859 during the year ended December 31, 2003.


                                     18

CASH FLOW

     During the fiscal year ended December 31, 2005 cash was primarily used
to fund operations.   We had a net decrease in cash of $161,584 during the
2005 fiscal year. See below for additional discussion and analysis of cash flow.

                                                 Fiscal 2005    Fiscal 2004
                                                ---------------------------
Net cash provided by (used in)
operating activities                              ($161,584)      $113,415

Net cash used in investing activities                  -            (5,092)

Net cash provided by (used in) financing
activities                                             -             -
                                                ------------   ------------
Net Change in Cash                                ($161,584)      $108,323
                                                ============   ============


     In fiscal 2005, net cash used in operating activities was $161,584, compared to net cash provided by operating activities of $113,415 in fiscal 2004. This change in cash flow from operating activities is the result of lower operating income due to increased salaries, legal fees, bad debt reserve, data and enrollment maintenance fees, advertising and printing.

     In fiscal 2005 the Company did not engage in investing activities. In fiscal 2004, the Company invested $5,092 to purchase computer equipment.

     The Company did not engage in financing activities in fiscal 2005 or fiscal 2004.

SUMMARY OF MATERIAL CONTRACTUAL COMMITMENTS

(Stated in thousands)
-------------------------------------------------------------------------------------

                                                  Payment Period
                        -------------------------------------------------------------
Contractual Commitments               Less than                                 After
                              Total      1 year    2-3 years   4-5 years      5 years
                        -------------------------------------------------------------
Operating Leases            459,397      83,044      174,977     185,632       15,744
                        -------------------------------------------------------------
     Total                  459,397      83,044      174,977     185,632       15,744
                        =============================================================


OFF-BALANCE SHEET FINANCING ARRANGEMENTS

     As of December 31, 2005 the Company had no off-balance sheet financing arrangements.

NEW ACCOUNTING STANDARDS

     In November 2004, the FASB issued SFAS No. 151, INVENTORY COSTS. This statement amends the guidance in ARB No. 43, Chapter 4, INVENTORY PRICING, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The adoption of SFAS No. 151 did not have an impact on the Company's consolidated financial statements.


                                     19


     In December 2004, the FASB issues SFAS No. 152, ACCOUNTING FOR REAL ESTATE TIME-SHARING TRANSACTIONS. This Statement amends FASB Statement No. 66, ACCOUNTING FOR SALES OF REAL ESTATE, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, ACCOUNTING FOR REAL ESTATE TIME-SHARING TRANSACTIONS. This Statement also amends FASB Statement No. 67, ACCOUNTING FOR COSTS AND INITIAL RENTAL OPERATIONS OF REAL ESTATE PROJECTS, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. The adoption of SFAS No. 152 did not have an impact on the Company's consolidated financial statements.

     In December 2004, the FASB issued SFAS No. 153, EXCHANGES OF NONMONETARY ASSETS. The guidance in APB Opinion No. 29, ACCOUNTING FOR NONMONETARY TRANSACTIONS, is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The adoption of SFAS No. 153 did not have an impact on the Company's consolidated financial statements.

     In December 2004, the FASB issued SFAS No. 123, SUMMARY OF STATEMENT NO. 123 (REVISED 2004). This Statement is a revision of FASB Statement No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION. This Statement supersedes APB Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES, and its related implementation guidance. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement does not change the accounting guidance for share-based payment transactions with parties other than employees provided in Statement 123 as originally issued and EITF Issue No. 96-18, ACCOUNTING FOR EQUITY INSTRUMENTS THAT ARE ISSUED TO OTHER THAN EMPLOYEES FOR ACQUIRING, OR IN CONJUNCTION WITH SELLING, GOODS OR SERVICES. The Company is currently evaluating the provisions of SFAS 123(R) and the impact that it will have on its share based employee compensation programs.

     In May 2005, the FASB issued SFAS No. 154, ACCOUNTING CHANGES AND ERROR CORRECTIONS. This Statement replaces APB No. 20, ACCOUNTING CHANGES and FASB No. 3, REPORTING ACCOUNTING CHANGES IN INTERIM FINANCIAL STATEMENTS, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies it all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed. This Statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The adoption of SFAS No. 154 did not have an impact on the Company's consolidated financial statements.



                                     20

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

     The preparation of financial statements in accordance with accounting standards generally accepted in the United States requires management to make estimates and assumptions that affect both the recorded values of assets and liabilities at the date of the financial statements and the revenues recognized and expenses incurred during the reporting period. The company's estimates and assumptions affect its recognition of deferred expenses, bad debts, income taxes, the carrying value of its long-lived assets and its provision for certain contingencies. The company evaluates the reasonableness of these estimates and assumptions continually based on a combination of historical information and other information that comes to its attention that may vary its outlook for the future. Actual results may differ from these estimates under different assumptions.

     Management suggests that the company's Summary of Significant Accounting Policies, as described in Note 1 of Notes to Consolidated Financial Statements, be read in conjunction with this Management's Discussion and Analysis of Financial Condition and Results of Operations. The Company believes the critical accounting policies that most impact the Company's consolidated financial statements are described below.

     BASIS OF ACCOUNTING   The Company uses the accrual method of
accounting.

     REVENUE RECOGNITION   The Company applies the provisions of SEC Staff
Accounting Bulletin ("SAB") No. 104, REVENUE RECOGNITION IN FINANCIAL STATEMENTS ("SAB 104"), which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. The SAB 104 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies. In general, the Company recognizes revenue related to monthly contracted amounts for services provided when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the fee is fixed or determinable and (iv) collectibility is reasonably assured.

     Health care service revenues are recognized in the period in which fees are fixed or determinable and the related services are provided to the subscriber.

     The Company's subscribers generally pay in advance for their services by check or electronic check payment, and revenue is then recognized ratably over the period in which the related services are provided. Advance payments from subscribers are recorded on the balance sheet as deferred revenue. In circumstance where payment is not received in advance, revenue is only recognized if collectibility is reasonably assured.

     PRINCIPLES OF CONSOLIDATION   The accompanying consolidated financial
statements include the accounts of the company and it's wholly - owned subsidiary. Intercompany transactions and balances have been eliminated in consolidation.

     MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS FOR THE THREE AND SIX MONTH PERIODS ENDED JUNE 30, 2006 AND 2005
---------------------------------------------------------------------------

     The following information contained in this analysis should be read in conjunction with the unaudited condensed consolidated financial statements and related disclosures contained in the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006.


                                     21

LIQUIDITY AND CAPITAL RESOURCES
-------------------------------

     The Company has limited liquidity and capital resources. The Company does not currently possess a financial institution source of financing and the Company cannot be certain that its existing sources of cash will be adequate to meet its liquidity requirements.

     The Company's future capital requirements will depend on its ability to successfully implement its business plan and other factors, including
(i) the ability of the Company to maintain its existing customer base and to expand its customer base, and (ii) overall financial market conditions where the Company might seek potential investors.

     The Company is also seeking potential business acquisitions based on, among other criteria, the economics of any deal and subsequent projected cash flow. The Company may also seek additional funding through the sale of its common stock.

     As of June 30, 2006, the Company had cash on hand of $460,421, compared to $296,436 at June 30, 2005. This $163,985 increase in cash on hand is due primarily to increased revenues. Management believes that cash on hand and anticipated revenues will be sufficient to cover operating costs over the next twelve months. Therefore, the Company does not anticipate needing to find other sources of capital at this time. If the Company's revenues, however, are less than anticipated the Company will need to find other sources of capital to continue operations. The Company would then seek additional capital in the form of debt and/or equity financing. While the Company believes that it is capable of raising additional capital, if needed, there is no assurance that the Company will be successful in locating other sources of capital on favorable terms or at all.

RESULTS OF OPERATIONS
---------------------

     COMPARISON OF THE SIX MONTHS ENDED JUNE 30, 2006 AND 2005
     ---------------------------------------------------------

     Workers' compensation costs in California continue to remain excessive which continues to motivate employers to search for ways to control this cost. Revenues for the six months ended June 30, 2006 increased over the same period of 2005, and the Company expects to see new growth in the sign-up of MPN customers. In the six months ended June 30, 2006, revenues increased to $981,415 compared to $794,427 during the six months ended June 30, 2005. A large portion of the revenue increase was attributable to billing employee data maintenance costs to the clients which the Company in turn paid to an outside firm. The Company believes that it can continue to build upon its revenue base during the remainder of the current fiscal year; however, revenues can be adversely affected by the loss of any one major customer or a negative change in laws affecting our business or other factors that may or may not be within our control.

     During the six months ended June 30, 2006, consulting fees decreased 27% to $44,708. This reduction was primarily the result of lower information systems and marketing expenses. The Company anticipates consulting fees will continue to be lower during the upcoming fiscal quarters in comparison to the prior year.

     Salaries & wages increased 3% to $361,021. This increase was due to a salary increase given to one of the officers of the Company. The Company expects salaries & wages to remain fairly constant throughout 2006.


                                     22

     In the six months ended June 30, 2006, the Company incurred professional fees of $186,533 compared to $210,144 during the six months ended June 30, 2005. The decrease in professional fees in 2006 is largely attributable to lower public relations fees and no longer outsourcing nurse case management. The Company anticipates professional fees will increase significantly during the remainder of the current fiscal year primarily as a result of increased legal costs associated with the lawsuit filed against the Company by Messers, Tietelbaum and Alexakis. In September 2006, the parties to this matter submitted to binding arbitration, which resulted in a settlement between the parties. In the settlement each party to dismiss with prejudice their complaint and/or cross-complaint in the above mentioned action. No party received any money, stock or other compensation as a result of the mutual release and settlement and each party agreed to be responsible for its own attorneys' fees.

     In the six months ended June 30, 2006, the Company incurred insurance expense of $70,300 compared to $35,977 for June 30, 2005. This increase in insurance expense is the result of the Company acquiring directors and officers' liability insurance coverage. The Company anticipates that insurance costs will be higher during the balance of fiscal 2006.

     In the six months ended June 30, 2006, the Company incurred employment enrollment fees of $37,533 compared to $128,664 during the six months ended June 30, 2005. The decrease was a result of over estimating employment enrollment fees during the six months ended June 30, 2005. The Company is required to pay a fee to the State of California for each person it enrolls. As a result of the over accrual of employment enrollment fees in 2005, we anticipate lower employment enrollment fees, as compared to 2005, throughout the balance of the 2006 fiscal year.

     During the six month ended June 30, 2006, general & administrative expenses rose 56% to $307,535 compared to $197,040 in the six months ended June 30, 2005. This increase in general & administrative expenses is attributable to the Company paying an outside firm for employee data maintenance cost. We expect that general & administrative costs will continue to be higher throughout the remainder of the 2006 fiscal year as compared to the 2005 fiscal year.

     Total expenses incurred in the six months ended June 30, 2006, equaled $1,012,400 compared to $933,647 during the six month ended June 30, 2005. This 8% increase in total expenses is primarily the result of increases in insurance and general and administrative expenses, including outside employment data maintenance fees. As discussed above, these increases were partially offset by decreases in advertising, bad debt reserves, public relations and nurse case management fee expenses.

     As a result of the aforementioned increases in revenues and total expenses, during the six months ended June 30, 2006, the Company realized a net loss of $29,403 compared to a net loss of $198,140 during the six months ended June 30, 2005. The Company does not anticipate a profit in 2006 compared to 2005 due to the uncertain cost of ongoing litigation

     COMPARISON OF THE THREE MONTHS ENDED JUNE 30, 2006 AND 2005
     -----------------------------------------------------------

     During the three months ended June 30, 2006, revenues decreased to $408,169 compared to $438,828 during the three months ended June 30, 2005. The primary contributing factor to the decrease in revenue in the current fiscal year was attributable to lower MPN rates paid by one of our major customers. While this customer will continue to pay lower rates throughout the balance of the year, the Company believes that it can continue to build upon its revenue base during the remainder of the current fiscal year. As discussed above, however, revenues can be adversely affected by the loss of any one major customer or a negative change in laws affecting our business or other factors that may or may not be within our control.


                                     23

     During the three months ended June 30, 2006, consulting fees decreased 25% to $26,501. This reduction was primarily the result of lower information systems and marketing expenses. The Company anticipates consulting fees will continue to be lower during the upcoming fiscal quarters in comparison to the prior year.

     Salaries & wages increased 8% to $191,746. This increase was due to a salary increase given to one of the officers of the Company. The Company expects salaries & wages to remain fairly constant throughout the remainder of 2006.

     In the three months ended June 30, 2006, the Company incurred professional fees of $132,071 compared to $105,705 during the three months ended June 30, 2005. The increases in professional fees in 2006 is largely attributable to higher legal and accounting fees. The increased legal and accounting fees were partially offset by lower public relations fees and no longer outsourcing nurse case management. The Company anticipates professional fees will increase significantly during the rest of the current fiscal year primarily as a result of increased legal costs associated with the lawsuit filed against the Company by Messers, Tietelbaum and Alexakis. Currently, binding arbitration of this matter is scheduled for September 2006. The Company expects legal fees to increase significantly in connection with preparation for and participation in the arbitration.

     In three months ended June 30, 2006, the Company incurred insurance expense $33,721 compared to $19,462 for June 30, 2005. This increase in insurance expense is the result of the Company acquiring directors and officers' liability insurance coverage. The Company anticipates that insurance costs will be higher during the balance of fiscal 2006.

     In the three months ended June 30, 2006, the Company incurred employment enrollment fees of $9,333 compared to $78,732 during the three months ended June 30, 2005. The decrease was the result of over estimating employment enrollment fees during the three months ended June 30, 2005. The Company is required to pay a fee to the State of California for each person it enrolls. As a result of the over accrual of employment enrollment fees in 2005, we anticipate lower employment enrollment fees, compared to 2005, throughout the balance of the 2006 fiscal year.

     During the three month ended June 30, 2006, general & administrative expenses rose 63% to $153,732 compared to $94,380 in the three months ended June 30, 2005. This increase in general & administrative expenses is attributable to the Company paying an outside firm for employee data maintenance costs. This increase was partially offset by reductions in equipment repairs and printing cost.

     Total expenses incurred in the three months ended June 30, 2006, equaled $549,489 compared to $515,856 during the three month ended June 30, 2005. As discussed above, this 7% increase in total expenses is primarily the result of increases in insurance, professional fees and employee data maintenance fees, which increases were partially offset by decreases in employment enrollment fees.

     As a result of the aforementioned decrease in revenues and increase in total expenses, during the three months ended June 30, 2006, the Company realized net loss of $95,022 compared to a net loss of $76,538 during the three months ended June 30, 2005. The Company does not anticipate a profit in 2006 compared to 2005 due to the uncertain cost of ongoing litigation.



                                     24


CASH FLOW

     During the six months ended June 30, 2006 cash was primarily used to
fund operations.   We had a net increase in cash of $115,330 during the six
months ended June 30, 2006. See below for additional discussion and analysis of cash flow.

                                                      For the six months
                                                         ended June 30,
                                                       2006         2005
                                                   -----------  -----------
                                                   (unaudited)  (unaudited)
Net cash provided by (used in)
operating activities                                  $115,330   ($210,239)

Net cash used in investing activities                        -            -

Net cash provided by (used in)
financing activities                                         -            -
                                                   -----------  -----------
Net Change in Cash                                    $115,330   ($210,239)
                                                   ===========  ===========

     During the six months ended June 30, 2006, net cash provided by operating activities was $115,330, compared to net cash used in operating activities of $210,239 during the six months ended June 30, 2005. This increase in cash flow from operating activities is a result of collections of accounts receivable, an increase in unearned revenue and accrued expenses, which increases were partially offset by decreases in accounts payable and income tax payable.

     The Company did not engage in investing activities during the first six months of 2006 or 2005.

     The Company did not engage in financing activities in the first six months of 2006 or 2005.

SUMMARY OF MATERIAL CONTRACTUAL COMMITMENTS

(Stated in thousands)
-------------------------------------------------------------------------------------
                                                Payment Period
                        -------------------------------------------------------------
Contractual Commitments               Less than                                 After
                              Total      1 year    2-3 years   4-5 years      5 years
                        -------------------------------------------------------------
Operating Leases           $231,900     $42,048     $174,982    $185,646      $15,776
                        -------------------------------------------------------------
     Total                 $231,900     $42,048     $174,982    $185,646      $15,776
                        =============================================================

OFF-BALANCE SHEET FINANCING ARRANGEMENTS

     As of June 30, 2006 the Company had no off-balance sheet financing arrangements.

RECENT ACCOUNTING PRONOUNCEMENTS

     In May 2005, the FASB issued SFAS No. 154, ACCOUNTING CHANGES AND ERROR CORRECTIONS. This Statement replaces APB No. 20, ACCOUNTING CHANGES and FASB No. 3, REPORTING ACCOUNTING CHANGES IN INTERIM FINANCIAL STATEMENTS, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies it all voluntary changes in accounting principle. It also applies to changes


                                     25

required by an accounting pronouncement in the unusual instance that the pronouncement includes specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed. This Statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The adoption of SFAS No. 154 did not have an impact on the Company's consolidated financial statements.

     In February 2006, the FASB issued SFAS No. 155, ACCOUNTING FOR CERTAIN
HYBRID FINANCIAL INSTRUMENTS   AN AMENDMENT OF FASB STATEMENTS NO. 133 AND
140. This Statement amends FASB Statements No. 133, accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This statement resolves issues addressed in Statement 133 Implementation Issued No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets." The adoption of SFAS No. 155 did not have an impact on the Company's consolidated financial statements.

     In March 2006, the FASB issued SFAS No. 156, ACCOUNTING FOR SERVICING
OF FINANCIAL ASSETS   AN AMEDNMENT OF FASB STATEMENT No. 140. This
Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. The adoption of SFAS No. 156 did not have an impact on the Company's consolidated financial statements.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

     The preparation of financial statements in accordance with accounting standards generally accepted in the United States requires management to make estimates and assumptions that affect both the recorded values of assets and liabilities at the date of the financial statements and the revenues recognized and expenses incurred during the reporting period. The company's estimates and assumptions affect its recognition of deferred expenses, bad debts, income taxes, the carrying value of its long-lived assets and its provision for certain contingencies. The company evaluates the reasonableness of these estimates and assumptions continually based on a combination of historical information and other information that comes to its attention that may vary its outlook for the future. Actual results may differ from these estimates under different assumptions.

     Management suggests that the company's Summary of Significant Accounting Policies, as described in Note 1 of Notes to Consolidated Financial Statements, be read in conjunction with this Management's Discussion and Analysis of Financial Condition and Results of Operations. The Company believes the critical accounting policies that most impact the Company's consolidated financial statements are described below.

     BASIS OF ACCOUNTING - The Company uses the accrual method of accounting.

     REVENUE RECOGNITION   The Company applies the provisions of SEC Staff
Accounting Bulletin ("SAB") No. 104, REVENUE RECOGNITION IN FINANCIAL STATEMENTS ("SAB 104"), which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. The SAB 104 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies. In general, the Company recognizes revenue related to monthly contracted amounts for services provided when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the fee is fixed or determinable and (iv) collectibility is reasonably assured.



                                     26

     Health care service revenues are recognized in the period in which fees are fixed or determinable and the related services are provided to the subscriber.

     The Company's subscribers generally pay in advance for their services by check or electronic check payment, and revenue is then recognized ratably over the period in which the related services are provided. Advance payments from subscribers are recorded on the balance sheet as deferred revenue. In circumstance where payment is not received in advance, revenue is only recognized if collectibility is reasonably assured.

     PRINCIPLES OF CONSOLIDATION   The accompanying consolidated financial
statements include the accounts of the company and it's wholly-owned subsidiary. Intercompany transactions and balances have been eliminated in consolidation.

FINANCIAL STATEMENTS
--------------------

     See Consolidated Financial Statement listed in the accompanying index to the Consolidated Financial Statements on Page F-1 herein.

LEGAL PROCEEDINGS
-----------------

     A complaint was filed in Orange County Superior Court by plaintiffs Marvin Teitelbaum, a shareholder of the Company, and Peter Alexakis, a shareholder of the Company and former director (collectively "Plaintiffs") on or about April 7, 2004 against the Company's president Tom Kubota, secretary Rudy LaRusso and the Company (collectively "Defendants"). The action seeks cancellation of a stock issuance, an order for Mr. Kubota to pay the Company $150,000 and other damages to be determined based upon allegations that Defendants breached various fiduciary duties. The Company has retained the Law Offices of Joseph J. Nardulli, Newport Beach, California, and Mr. Kubota and Mr. LaRusso have retained the Law Offices of
L. Scott Karlin, Tustin, California, to represent them in this matter.

     Subsequent to the filing of the Annual Report on Form 10-KSB and the filing of the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006, on September 22, 2006, a settlement agreement was reached between Pacific Health Care Organization, Inc. ("PHCO"), Medex Healthcare, Inc. ("Medex"), and Tom Kubota, ("Kubota") and Marvin Teitelbaum and Peter Alexakis ("Plaintiffs") dismissing the complaint and cross complaint in the matter entitled Teitelbaum et. al. vs. Kubota et. al., filed in Orange County Superior Court, Case No. 04cc04645.

     Each party to the action agreed to dismiss with prejudice their complaint and/or cross-complaint in the above mentioned action. No party received any money, stock or other compensation as a result of the mutual release and settlement and each party agreed to be responsible for its own attorneys' fees.

     CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE
---------------------------------------------------------------------------

     On February 17, 2004, our independent auditors, Bierwolf, Nilson & Associates, Certified Public Accountants, informed us that on February 10, 2004, that their firm had merged its operations into Chisholm, Bierwolf & Nilson, LLC ("CBN") and was therefore effectively resigning as our auditors. Beirwolf, Nilson & Associates had audited our financial statements for the fiscal years ended December 31, 2001 and 2002 and its reports for each of the two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements between us and Bierwolf, Nilson & Associates on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years or any subsequent interim period of Bierwolf, Nilson & Associates as our auditors.


                                     27

                WHERE STOCKHOLDERS CAN FIND MORE INFORMATION

     We file annual and quarterly reports with the Securities and Exchange Commission. Stockholders may obtain, without charge, a copy of the most recent Form 10-KSB (without exhibits) by requesting a copy in writing from us at the following address:

                     Pacific Health Care Organization
                                21 Toulon
                     Newport Beach, California 92660

    The exhibits to the Form 10-KSB are available upon payment of charges that approximate reproduction costs. If you would like to request documents, please do so by November 1, 2006, to receive them before the Annual Meeting of Stockholders.



                                  By order of the President,


October 13, 2006                  Tom Kubota, President



STOCKHOLDERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.















                                     28



                       INDEX TO FINANCIAL STATEMENTS

                                                                       Page
                                                                       ----

Report of Chisholm, Bierwolf & Nilson,
Independent Registered Public Accounting Firm                           F-1

Balance Sheets as of December 31, 2005 and 2004                         F-2

Statements of Operations for the year ended December 31, 2005
and 2004                                                                F-4

Statements of Stockholders' Equity and Comprehensive Income
from January 1, 2004 to December 31, 2005                               F-5

Statements of Cash Flows for the Years Ended December 31, 2005
and 2004                                                                F-6

Notes to Consolidated Financial Statements for the years ended
December 31, 2005 and 2004                                              F-7

Balance Sheets as of June 30, 2006 and December 31, 2005 (audited)     F-20

Unaudited Statements of Operations for the three and six
months ended June 30, 2006 and 2005                                    F-21

Unaudited Statements of Cash Flows for the Six Months Ended
June 30, 2006 and 2005                                                 F-22

Notes to Unaudited Consolidated Financial Statements for the
six months ended June 30, 2006                                         F-23



/Letterhead/


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholders
Pacific Health Care Organization, Inc.

We have audited the accompanying consolidated balance sheets of Pacific Health Care Organization Inc., as of December 31, 2005 and 2004, and the related consolidated statements of operations, stockholders' equity and comprehensive income and cash flows for the years then ended. These consolidated financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the PCAOB (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial
statements are free of material misstatements.    The Company is not
required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned consolidated financial statements present fairly, in all material respects, the financial position of Pacific Health Care Organization, Inc., as of December 31, 2005 and 2004, and the results of its consolidated operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 12 to the financial statements, there were errors in reporting the Company's income tax expense, liability and deferred tax assets. that were discovered by management as a result of the preparation of the Company's federal and state income tax returns. Accordingly, the financial statements have been restated to correct the errors.




Chisholm, Bierwolf & Nilson, LLC
Bountiful, Utah
March 24, 2006 except for Notes 2E and 5 dated May 15, 2006


                                    F-1

                   Pacific Health Care Organization, Inc.
                               Balance Sheets


                                                   December     December
                                                   31, 2005     31, 2004
                                                ------------  ------------
                                                 (Restated)
                                   Assets

Current Assets
--------------
  Cash                                          $   345,091   $   506,675
  Accounts receivable, net of allowance
   of $38,000                                       351,311       179,391
  Deferred tax asset                                 19,620         -
  Prepaid expenses                                   42,871        40,715
                                                ------------  ------------
     Total current assets                           758,893       726,781

Property & Equipment (Note 5)
--------------------
  Computer equipment                                 60,922        60,922
  Furniture & fixtures                               24,766        24,766
                                                ------------  ------------
     Total property & equipment                      85,688        85,688

     Less: accumulated depreciation                 (65,777)      (54,436)
                                                ------------  ------------
     Net property & equipment                        19,911        31,252
                                                ------------  ------------
     Total assets                               $   778,804   $   758,033
                                                ============  ============







 The accompanying notes are an integral part of these financial statements.
                                    F-2

                   Pacific Health Care Organization, Inc.
                               Balance Sheets

                                                   December      December
                                                   31, 2005      31, 2004
                                                ------------  ------------
                                                 (Restated)
                     Liabilities & Stockholders' Equity

Current Liabilities
-------------------
  Accounts payable                              $    41,083   $    21,813
  Accrued expenses                                  236,176       178,887
  Income tax payable                                 40,812             -
  Unearned revenue                                   35,352       119,608
                                                ------------  ------------
     Total current liabilities                      353,423       320,308

Commitments                                               -             -
-----------                                     ------------  ------------

Stockholders' Equity (Note 8)
--------------------

  Preferred stock; 5,000,000 shares
   Authorized at $0.001 par value;
   zero shares issued and outstanding                     -             -
  Common stock; 50,000,000 shares
   authorized at $0.001 par value;
   15,427,759 and 15,427,759 shares issued
   and outstanding, respectively                     15,428        15,428
  Additional paid in capital                        603,148       568,169
  Accumulated (deficit)                            (193,195)     (163,872)
                                                ------------  ------------
     Total stockholders' equity                     425,381       437,725
                                                ------------  ------------
     Total liabilities & stockholders' equity   $   778,804   $   758,033
                                                ============  ============



 The accompanying notes are an integral part of these financial statements.
                                    F-3

                   Pacific Health Care Organization, Inc.
                          Statements of Operations

                                                   December      December
                                                   31, 2005      31, 2004
                                                ------------  ------------
                                                 (Restated)
Revenues                                        $ 2,076,391   $ 1,671,994
--------                                        ------------  ------------

Expenses
--------
  Depreciation                                       11,341        22,312
  Consulting fees                                   104,110       109,796
  Salaries & wages                                  750,516       663,832
  Professional fees                                 342,028       228,184
  Insurance                                          84,341        85,364
  Employment enrollment                             206,204       170,528
  Bad debt expense                                   38,000             -
  General & administrative                          550,145       237,174
                                                ------------  ------------
     Total expenses                               2,086,685     1,571,190
                                                ------------  ------------
     Income (loss) from operations                  (10,294)      154,804

Other income (expenses)
  Interest income                                     2,456           271
                                                ------------  ------------
     Total other income (expenses)                    2,456           271
                                                ------------  ------------
     Income (loss) before taxes                      (7,838)      155,075

     Tax expense                                     21,485           671
                                                ------------  ------------
     Net income (loss)                          $   (29,323)  $   154,404
                                                ============  ============

Basic earnings per share:
-------------------------
Earnings per share amount                       $      0.00   $      0.01
Weighted average common shares outstanding       15,427,759    15,427,759

Fully diluted earnings per share:
---------------------------------
Earnings per share amount                       $      0.00   $      0.00
Weighted average common shares outstanding       15,427,759    16,662,223


 The accompanying notes are an integral part of these financial statements
                                    F-4

                   Pacific Health Care Organization, Inc.
        Statements of Stockholders' Equity and Comprehensive Income
                 From January 1, 2004 to December 31, 2005

                      Preferred Stock     Common Stock          Paid in  Accumulated
                     Shares    Amount     Shares     Amount     Capital    Deficit
                    --------  ------- ------------ ---------  ---------- -----------
Balance,
January 1, 2004           -   $    -   15,427,759  $ 15,428   $ 572,658  $ (318,276)

Issuance of
Stock Options             -        -            -         -      13,511           -

Net Income for the
Year Ended
December 31, 2004         -        -            -         -           -     154,404
                    --------  ------- ------------ ---------  ---------- -----------
Balance,
December 31, 2004         -        -   15,427,759    15,428     586,169    (163,872)

Valuation of
Stock Options             -        -            -         -      16,979           -

Net Income for the
Year Ended
December 31, 2005         -        -            -         -           -     (29,323)
(Restated)          --------  ------- ------------ ---------  ---------- -----------

Balance,
December 31, 2005         -   $    -   15,427,759  $ 15,428   $ 603,148  $ (193,195)
(Restated)          ========  ======= ============ =========  ========== ===========













 The accompanying notes are an integral part of these financial statements.
                                    F-5

                   Pacific Health Care Organization, Inc.
                          Statements of Cash Flows
                      For the Years Ended December 31

                                                             December      December
                                                             31, 2005      31, 2004
                                                          ------------  ------------
                                                           (Restated)
Cash Flows from Operating Activities
------------------------------------
  Net income (loss)                                       $   (29,323)  $   154,404
  Adjustments to reconcile net income to net cash:
   Depreciation                                                11,341        22,312
   Stock options issued for services                           16,979        13,511
  Changes in operating assets & liabilities:
   (Increase) decrease in prepaid expenses                     (2,156)      (16,549)
   (Increase) decrease in accounts receivable                (171,920)      (58,657)
   (Increase) decrease in deferred tax asset                  (19,620)            -
   Increase (decrease) in accounts payable                     19,270         4,820
   Increase (decrease) in taxes payable                        40,812             -
   Increase (decrease) in accrued expenses                     57,289        38,967
   Increase (decrease) in unearned revenue                    (84,256)      (45,393)
                                                          ------------  ------------
     Net cash provided by operating activities                161,584       113,415

Cash Flows from Investing Activities
------------------------------------
  Purchase of computer equipment                                    -        (5,092)
                                                          ------------  ------------
     Net cash used by investing activities                          -        (5,092)

Cash Flows from Financing Activities
------------------------------------
     Net cash provided by financing activities                      -           938
                                                          ------------  ------------
     Increase (decrease) in cash                             (161,584)      108,323

     Cash at beginning of period                              506,675       398,352
                                                          ------------  ------------
     Cash at End of Period                                $   345,091   $   506,675
                                                          ============  ============

Supplemental Cash Flow Information
----------------------------------
  Interest                                                $         -   $         -
  Taxes                                                           293           671







 The accompanying notes are an integral part of these financial statements
                                    F-6

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                          December 31, 2005 & 2004


NOTE 1 - CORPORATE HISTORY

Pacific Health Care Organization, Inc., was incorporated under the laws of the state of Utah on April 17, 1970 under the name Clear Air, Inc. On September 25, 2000, the Company changed its name to Pacific Health Care Organization, Inc. On February 26, 2001, the Company acquired Medex Healthcare, Inc. ("Medex"), a California corporation organized March 4, 1994, in a share for share exchange in which the Company acquired all of the outstanding shares of Medex in exchange for 6,500,000 shares of the Company. The acquisition of Medex by the Company was accounted for as a reverse acquisition, and therefore Medex was considered the accounting acquirer. The financial statements, contained herein, are those of Medex Healthcare, Inc., for all periods presented.

The principle business of the Company is that of its wholly owned subsidiary Medex. Medex is in the business of managing and administering
Health Care Organizations ("HCOs").   HCOs are networks of medical
providers established to serve the Workers' Compensation industry. The California legislature mandated that if an employer contracts services from an HCO, the injured workers must be given a choice between at least two HCOs. The Company recognized early on that two HCO certifications were necessary to be competitive. Instead of aligning with the competitor, the Company elected to go through the lengthy application process with the Department of Industrial Relations twice and subsequently received certification to operate two separate HCOs.

Through the two licenses to operate HCOs, the Company offers the injured worker a choice of enrolling in an HCO with a network managed by primary care providers requiring a referral to specialists or a second HCO where injured workers do not need any prior authorization to be seen and treated by specialists.

The two HCO certifications obtained by the Company cover the entire state of California. The geographical area has a multi-billion dollar annual medical and indemnity Worker's Compensation cost. The two HCO networks have contracted with over 3,800 provider locations making the Company's HCOs capable of providing comprehensive medical services throughout this region.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

A.   Basis of Accounting
     -------------------

     The Company uses the accrual method of accounting.

B.   Revenue Recognition
     -------------------

     The Company applies the provisions of SEC Staff Accounting Bulletin ("SAB") No. 104, REVENUE RECOGNITION IN FINANCIAL STATEMENTS ("SAB 104"), which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. SAB 104 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies. In general, the Company recognizes revenue related to monthly contracted amounts for services provided when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the fee is fixed or determinable and (iv) collectibility is reasonably assured.

     Health care service revenues are recognized in the period in which fees are fixed or determinable and the related services are provided to the subscriber.


                                    F-7

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                          December 31, 2005 & 2004

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The Company's subscribers generally pay in advance for their services by check or electronic check payment, and revenue is then recognized ratably over the period in which the related services are provided. Advance payments from subscribers are recorded on the balance sheet as deferred revenue. In circumstance where payment is not received in advance, revenue is only recognized if collectibility is reasonably assured.

C.   Cash Equivalents
     ----------------

     The Company considers all short term, highly liquid investments that are readily convertible, within three months, to known amounts as cash equivalents. The Company currently has no cash equivalents.

D.   Concentrations
     --------------

     Financial instruments that potentially subject Pacific Health Care Organization, Inc. (the Company) to concentrations of credit risks consist of cash and cash equivalents. The Company places its cash and cash equivalents at well-known, quality financial institutions. At times, such cash and investments may be in excess of the FDIC insurance limit.

E.   Net Earnings (Loss) Per Share of Common Stock (Restated)
     --------------------------------------------------------

     The computation of earning (loss) per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements. Potentially issuable common shares totaling 817,964 related to warrants and 416,500 related to options were excluded from the calculation of fully diluted loss per share during 2005 because their inclusion would have been anti-dilutive, however, they were included as part of the calculation during 2004.

                                                    For the Years Ended
                                                        December 31,
                                                     2005          2004
                                                 ------------  ------------
     Basic Earnings per share:
       Income (loss) (numerator)                 $   (29,323)  $   154,404
       Shares (demoninator)                       15,427,759    15,427,759
                                                 ------------  ------------
       Per share amount                          $       .00   $       .01
                                                 ============  ============
     Fully Diluted Earnings per share:
       Income (loss) (numerator)                 $   (29,323)  $   154,404
       Shares (demoninator)                       15,427,759    16,662,223
                                                 ------------  ------------
       Per share amount                          $       .00   $       .00
                                                 ============  ============

F.   Depreciation
     ------------

     The cost of property and equipment is depreciated over the estimated useful lives of the related assets. The cost of leasehold improvements is depreciated over the lesser of the length of the lease of the related assets for the estimated lives of the assets.
     Depreciation is computed on the straight line method.


                                    F-8
                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                          December 31, 2005 & 2004

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G.   Use of Estimates
     ----------------

     The preparation of the financial statements in conformity with generally accepted accounting principles, in the United States of America, require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

H.   Principles of Consolidation
     ---------------------------

     The accompanying consolidated financial statements include the accounts of the company and it's wholly - owned subsidiary.
     Intercompany transactions and balances have been eliminated in consolidation.

I.   Fair Value of Financial Instruments
     -----------------------------------

     The fair value of the Company's cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate carrying value based on their effective interest rates compared to current market prices.

J.   General and Administrative Costs
     --------------------------------

     General and administrative expenses include fees for office space, insurance, compensated absences, travel expenses and entertainment costs.

K.   Income Taxes
     ------------

     The Company utilizes the liability method of accounting of income taxes. Under the liability method, deferred income tax assets and liabilities are provided based on the difference between the financial statements and tax basis of assets and liabilities measured by the currently enacted tax rates in effect for the years in which these differences are expected to reverse. Deferred tax expense or benefit is the result of changes in deferred tax assets and liabilities.

L.   Capital Structure
     -----------------

     The Company has two classes of stock. Preferred stock, 5,000,000 shares authorized, zero issued. Voting rights and liquidation preferences have not been determined. The Company also has voting common stock of 50,000,000 shares authorized, with 15,427,759 shares issued and outstanding. No dividends were paid in the 2005 and 2004 years.

M.   Stock-Based Compensation
     ------------------------

     As permitted by SFAS No. 123, the Company has elected to measure and record compensation cost relative to stock option costs in accordance with SFAS 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, which requires the company to record compensation using the Black-Scholes pricing model to estimate fair value of the options at the grant date.


                                    F-9

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                          December 31, 2005 & 2004

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

N.   Trade Receivables
     -----------------

     The Company in the normal course of business extends credit to its customers on a short-term basis. Although the credit risk associated with these customers is minimal, the Company routinely reviews its accounts receivable balances and makes provisions for doubtful accounts. The Company ages its receivables by date of invoice. Management reviews bad debt reserves quarterly and reserves specific accounts as warranted or sets up a general reserve based on amounts over 90 days past due. When an account is deemed uncollectible, the Company charges off the receivable against the bad debt reserve.
     Since inception of the Company, no receivables have been charged off against the bad debt reserve. At the 2005 year end, the Company's bad debt reserve of $38,000 includes one specific account for $18,000 and a general reserve of $20,000 for balances over 90 days past due.

     The percentages of the major customers to total accounts receivable for the year ended 2005 are as follows:

            Customer A          20%
            Customer B          15%
            Customer C          12%

NOTE 3 - NEW TECHNICAL PRONOUNCEMENTS

In November 2004, the FASB issued SFAS No. 151, INVENTORY COSTS. This statement amends the guidance in ARB No. 43, Chapter 4, INVENTORY PRICING, to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). In addition, this Statement requires that allocation of fixed production overheads to the costs of conversion be based on the normal capacity of the production facilities. The adoption of SFAS No. 151 did not have an impact on the Company's consolidated financial statements.

In December 2004, the FASB issues SFAS No. 152, ACCOUNTING FOR REAL ESTATE TIME-SHARING TRANSACTIONS. This Statement amends FASB Statement No. 66, ACCOUNTING FOR SALES OF REAL ESTATE, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, ACCOUNTING FOR REAL ESTATE TIME-SHARING TRANSACTIONS. This Statement also amends FASB Statement No. 67, ACCOUNTING FOR COSTS AND INITIAL RENTAL OPERATIONS OF REAL ESTATE PROJECTS, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. The adoption of SFAS No. 152 did not have an impact on the Company's consolidated financial statements.

In December 2004, the FASB issued SFAS No. 153, EXCHANGES OF NONMONETARY ASSETS. The guidance in APB Opinion No. 29, ACCOUNTING FOR NONMONETARY TRANSACTIONS, is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The adoption of SFAS No. 153 did not have an impact on the Company's consolidated financial statements.


                                    F-10
                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                          December 31, 2005 & 2004

NOTE 3 - NEW TECHNICAL PRONOUNCEMENTS (CONTINUED)

In December 2004, the FASB issued SFAS No. 123 (R), SHARE-BASED PAYMENT, SUMMARY OF STATEMENT NO. 123 (REVISED 2004). This Statement is a revision of FASB Statement No. 123, ACCOUNTING FOR STOCK-BASED COMPENSATION. This Statement supersedes APB Opinion No. 25, ACCOUNTING FOR STOCK ISSUED TO EMPLOYEES, and its related implementation guidance. This Statement establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity's equity instruments or that may be settled by the issuance of those equity instruments. This Statement focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. This Statement does not change the accounting guidance for share-based payment transactions with parties other than employees provided in Statement 123 as originally issued and EITF Issue No. 96-18, ACCOUNTING FOR EQUITY INSTRUMENTS THAT ARE ISSUED TO OTHER THAN EMPLOYEES FOR ACQUIRING, OR IN CONJUNCTION WITH SELLING, GOODS OR SERVICES. The adoption of SFAS No. 123 (R) will have an immaterial impact on the Company's consolidated financial statements.

In May 2005, the FASB issued SFAS No. 154, ACCOUNTING CHANGES AND ERROR CORRECTIONS. This Statement replaces APB No. 20, ACCOUNTING CHANGES and FASB No. 3, REPORTING ACCOUNTING CHANGES IN INTERIM FINANCIAL STATEMENTS, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies it all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement include specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed. This Statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The adoption of SFAS No. 154 did not have an impact on the Company's consolidated financial statements.

NOTE 4 - FIXED ASSETS

The Company capitalizes the purchase of equipment and fixtures for major purchases in excess of $1,000 per item. Capitalized amounts are depreciated over the useful life of the assets using the straight line method of depreciation which is 3 and 7 years for the office equipment, and furniture and fixtures, respectively. Scheduled below are the assets, costs and accumulated depreciation at December 31, 2005 and 2004.



                                        Depreciation            Accumulated
                     Cost                 Expense               Depreciation
              --------------------  --------------------   --------------------
              December   December   December   December    December   December
Assets        31, 2005   31, 2004   31, 2005   31, 2004    31, 2005   31, 2004
-------------------------------------------------------------------------------
Computer
  Equipment   $60,922    $60,922    $ 7,801    $18,776     $54,536    $46,735
Furniture
  & Fixtures   24,766     24,766      3,540      3,536      11,241      7,701
              ----------------------------------------------------------------
     Totals   $85,688    $85,688    $11,341    $22,312     $65,777    $54,436
              ================================================================

                                    F-11


                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                          December 31, 2005 & 2004

NOTE 5   INCOME TAXES (Restated)

The Company accounts for corporate income taxes in accordance with Statement of Accounting Standards Number 109 ("SFAS No. 109") "Accounting for Income Taxes." SFAS No. 109 requires an asset and liability approach for financial accounting and reporting for income tax purposes.

The tax provision (benefit) for the year ended December 31, 2005 consisted of the following:

                                                    2005          2004
                                                ------------  ------------
    Current:
       Federal                                  $    23,216   $         -
       State                                         17,596              -
    Deferred
       Federal                                      (17,070)             -
       State                                         (2,550)             -
                                                ------------  ------------
    Total Tax Provision (Benefit)               $    21,192   $         -
                                                ============  ============

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The
Company's total deferred tax liabilities, deferred tax assets, and deferred tax asset valuation allowances at December 31, 2005 are as follows:

    Depreciation
       Federal                                  $    (2,175)  $         -
       State                                           (325)             -
    Reserve for Bad Debts
       Federal                                       12,890             -
       State                                          1,930              -
    Vacation Accrual
       Federal                                        6,355             -
       State                                            945             -
                                                ------------  ------------
                                                $    19,620    $         -
                                                ============  ============

The reconciliation of income tax computed at statutory rates of income tax benefits is as follows:

    Expense at Federal Statutory Rate   34%     $    (2,765)  $    60,780
    State Tax Effects                                 7,707       (60,780)
    Non Deductible Expenses                          18,800             -
    Taxable Temporary Differences                    17,505             -
    Deductible Temporary Differences                   (435)            -
    Asset Valuation Allowance                       (19,620)            -
                                                ------------  ------------
    Income Tax Expense                          $    21,192   $         -
                                                ============  ============

NOTE 6   OPERATING LEASES

The Company's lease on its 3,504 square feet of office space at 5150 East Pacific Coast Highway, Long Beach, California 90804 expired on February 28, 2006. Prior to expiration of the lease, the Company was leasing the space for $6,482 per month. Subsequent to the year end, the Company negotiated a five year extension of its lease agreement. The monthly lease payments increased to $7,008 per month for the first year with 3% annual increased in the following years, resulting in monthly lease payment of $7,887 at the expiration of the lease. The space the Company is leasing is sufficiently large enough to accommodate all of its administrative needs.

                                    F-12


                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                          December 31, 2005 & 2004

NOTE 6   OPERATING LEASES (CONTINUED)


Total Lease Commitments:                            Year         Amount
                                                ------------  ------------
                                                    2006      $    83,044
                                                    2007           86,196
                                                    2008           88,786
                                                    2009           91,450
                                                    2010           94,196
                                                  Thereafter       15,776
                                                              ------------
                                                       Total  $   459,448
                                                              ============

Rent expense for the year ended December 31, 2005 and December 31, 2004 was $81,240 and $76,973, respectively.


NOTE 7   MAJOR CUSTOMERS

The Company had two customers who, accounted for 10 percent, or more, of the Company's total revenues during the years ending December 31, 2005, and December 31, 2004. The percentages of total revenues for the years ended 2005 and 2004 are as follows:

                                                     2005          2004
                                                 ------------  ------------
                    Customer A                           21%           14%
                    Customer B                           10%           13%

NOTE 8   ACCRUED AND OTHER LIABILITIES

                                                     2005          2004
                                                 ------------  ------------
Accrued liabilities consist of the following:
     Employment Enrollment Fees                  $   144,000   $    17,000
     Compensated Absences                             18,719        12,121
     Legal Fees                                       48,000        41,125
     Other                                            25,457         8,641
                                                 ------------  ------------
          Total                                  $   236,176   $   178,887
                                                 ============  ============

NOTE 9   OPTIONS FOR PURCHASE OF COMMON STOCK

In August 2002, the Company adopted a stock option plan. The Company adopted a plan which provides for the grant of options to officers, consultants and employees to acquire shares of the Company's common stock at a purchase price equal to or greater than fair market value as of the
date of the grant.   Options are exercisable six months after the grant
date and expire five years from the grant date. The exercise price of the options is $.05. The fair market value of the options at the date of grant was determined to be $.035 due to earlier issuances for cash of this stock. The plan calls for a total of 1,000,000 shares to be held for grant. A summary of activity follows:

                                    F-13
                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                          December 31, 2005 & 2004

NOTE 9   OPTIONS FOR PURCHASE OF COMMON STOCK (CONTINUED)


2002 Stock Option Plan
                                                                 Weighted
                                                                  Average
                                                     Number      Exercise
                                                   of Shares       Price
                                                 ------------  ------------
Outstanding, January 1, 2004                          66,250   $       .05
     Granted                                               -             -
     Exercised                                             -             -
     Canceled                                              -             -
                                                 ------------  ------------
Outstanding, December 31, 2004                        66,250   $       .05
                                                 ============  ============
Exercisable, December 31, 2004                        66,250   $       .05
                                                 ============  ============

Outstanding, January 1, 2005                          66,250   $       .05
     Granted                                               -             -
     Exercised                                             -             -
     Canceled                                              -             -
                                                 ------------  ------------
Outstanding, December 31, 2005                        66,250   $       .05
                                                 ============  ============
Exercisable, December 31, 2005                        66,250   $       .05
                                                 ============  ============

In accordance with SFAS 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, $1,858 and $0 has been charged to compensation expense for the years ended December 31, 2005 and December 31, 2004, respectively.

The fair value of the option grant was established at the date of the grant using the Black-Scholes option pricing model with the following weighted average assumptions:

                                                      2005
                                                   ----------
     Risk-free interest rate                             4.0%
     Dividend yield                                        0%
     Volatility                                          119%
                                                   ----------
     Average expected term (years to exercise date)      1/2

Employee stock options outstanding and exercisable under this plan as of December 31, 2005 are:

                                                 Weighted
                                   Weighted       Average                    Weighted
        Range of                 Average of     Remaining                  Average of
        Exercise   Outstanding     Exercise   Contractual   Exercisable      Exercise
           Price       Options        Price  Life (years)       Options         Price
     -----------   -----------  -----------   -----------   -----------   -----------
      $     .05        66,250    $     .05          1.67        66,250     $     .05


                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                          December 31, 2005 & 2004

NOTE 10 - STOCK OPTION AGREEMENT

On April 20, 2004, the board of directors agreed to a stock option agreement with an officer of the Company, effective as of October 11, 2004. The agreement calls for the grant of 350,000 options that rest and are exercisable as follows: 100,000 the first year, with an exercise price of $.05; 100,000 the second year, with an exercise price of $.10; and 150,000 the third year, with an exercise price of $.20. The options expire three years from the date of grant.

2004 Stock Option Agreement

                                                                 Weighted
                                                                  Average
                                                     Number      Exercise
                                                   of Shares       Price
                                                 ------------  ------------
Outstanding, January 1, 2004                               -   $         -
     Granted                                         350,000           .68
     Exercised                                             -             -
     Canceled                                              -             -
                                                 ------------  ------------
Outstanding, December 31, 2004                       350,000   $       .68
                                                 ============  ============
Exercisable, December 31, 2004                       100,000   $       .05
                                                 ============  ============
Outstanding, January 1, 2004                         350,000   $       .68
     Granted                                               -             -
     Exercised                                             -             -
     Canceled                                              -             -
                                                 ------------  ------------
Outstanding, December 31, 2005                       350,000   $       .68
                                                 ============  ============
Exercisable, December 31, 2005                       200,000   $       .23
                                                 ============  ============

In accordance with SFAS 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, $15,121 and $13,511 has been charged to compensation expense for the years ended December 31, 2005 and 2004, respectively. The fair value of the option grant was established at the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

                                                         2005
                                                     ------------
     Risk-free interest rate                                4.0%
     Dividend yield                                           0%
     Volatility                                              119
     Average expected term (years to exercise date)          1/2
                                                     ------------

Employee stock options outstanding and exercisable under this agreement as of December 31, 2005 are:

                                                 Weighted
                                   Weighted       Average                    Weighted
        Range of                 Average of     Remaining                  Average of
        Exercise   Outstanding     Exercise   Contractual   Exercisable      Exercise
           Price       Options        Price  Life (years)       Options         Price
     -----------   -----------  -----------   -----------   -----------   -----------
     $  .05-.20       350,000   $      .68          1.34       200,000    $      .23


                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                          December 31, 2005 & 2004

NOTE 11 - LITIGATION

A complaint was filed in Orange County, California Superior Court by plaintiffs Marvin Teitelbaum, a shareholder of the Company, and Peter Alezakis, a shareholder and former director of the Company (collectively "Plaintiffs") on or about April 7, 2004 against the Company's president Tom Kubota, secretary Rudy LaRusso and the Company (collectively "Defendants"). The action seeks cancellation of a stock issuance, an order for Mr, Kubota to pay the Company $150,000 and other damages to be determined based upon allegations that Defendants breached various fiduciary duties. The Company has retained the services of the Law Offices of Joseph Nardulli of Newport Beach, CA, and Mr. Kubota and the estate of Mr. LaRusso have retained the services of the Law Offices of L. Scott Karlin, of Newport Beach, CA, to represent them in this matter and intend to contest the case vigorously.

The Defendants have answered the complaint and the parties are engaged in discovery. The parties to the litigation have agreed to submit to binding arbitration, which the Company expects will occur sometime later this year. The Company believes that the claims by Plaintiffs are without merit.

NOTE 12 - RESTATEMENT AND RECLASSIFICATION

We have restated our financial statements for the year ended December 31, 2005 to reflect issues identified during the preparation of the Company's federal and state income tax returns. Management and the board of directors concluded these restatements were necessary to reflect the changes described below.

                   Pacific Health Care Organization, Inc.
                               Balance Sheets

                                                 As
                                          Previously           As
                                            Reported     Restated        Change
                                        ------------ ------------  ------------

                                        Assets
Current Assets
--------------
  Cash                                  $   345,091  $   345,091   $         -
  Accounts receivable, net of allowance
    of $38,000                              351,311      351,311             -
  Deferred tax asset                              -       19,620        19,620  {a}
  Prepaid expenses                           42,871       42,871             -
                                        ------------ ------------  ------------
    Total current assets                    739,273      758,893        19,620

Property & Equipment (Note 5)
--------------------
  Computer equipment                         60,922       60,922             -
  Furniture & fixtures                       24,766       24,766             -
                                        ------------ ------------  ------------
    Total property & equipment               85,688       85,688             -

  Less: accumulated depreciation            (65,777)     (65,777)            -
                                        ------------ ------------  ------------
  Net property & equipment                   19,911       19,911             -
                                        ------------ ------------  ------------
     Total assets                       $   759,184  $   778,804   $    19,620
                                        ============ ============  ============



                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                          December 31, 2005 & 2004

NOTE 12 - RESTATEMENT AND RECLASSIFICATION (CONTINUED)

                   Pacific Health Care Organization, Inc.
                               Balance Sheets

                                                 As
                                          Previously           As
                                            Reported     Restated        Change
                                        ------------ ------------  ------------

                          Liabilities & Stockholders' Equity

Current Liabilities
-------------------

  Accounts payable                      $    41,083  $    41,083   $         -
  Accrued expenses                          236,176      236,176             -
  Income tax payable                              -       40,812        40,812  {a}
  Unearned revenue                           35,352       35,352             -
                                        ------------ ------------  ------------
    Total current liabilities               312,611      353,423        40,812

Commitments                                       -            -             -
-----------                             ------------ ------------  ------------
Stockholders' Equity (Note 8)
  Preferred stock; 5,000,000 shares
    Authorized at $0.001 par value;
    zero shares issued and outstanding            -            -             -
  Common stock; 50,000,000 shares
    authorized at $0.001 par value;
    15,427,759 and 15,427,759 shares
    issued and outstanding,
    respectively                             15,428       15,428             -
  Additional paid in capital                603,148      603,148             -
  Accumulated (deficit)                    (172,003)    (193,195)       21,192
                                        ------------ ------------  ------------
    Total stockholders' equity              446,573      425,381        21,192
                                        ------------ ------------  ------------
    Total liabilities &
    stockholders' equity                $   759,184  $   778,804   $    19,620
                                        ============ ============  ============


{a} Record tax effects of current year operations.

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                          December 31, 2005 & 2004

                   Pacific Health Care Organization, Inc.
                          Statements of Operations

                                                 As
                                          Previously           As
                                            Reported     Restated        Change
                                        ------------ ------------  ------------

Revenues                                $ 2,076,391  $ 2,076,391   $         -
--------                                ------------ ------------  ------------

Expenses
--------
  Depreciation                               11,341       11,341             -
  Consulting fees                           104,110      104,110             -
  Salaries & wages                          750,516      750,516             -
  Professional fees                         342,028      342,028             -
  Insurance                                  84,341       84,341             -
  Employment enrollment                     206,204      206,204             -
  Bad debt expense                           38,000       38,000             -
  General & administrative                  526,688      550,145        23,457  {b}
                                        ------------ ------------  ------------
    Total expenses                        2,063,228    2,086,685        23,457
                                        ------------ ------------  ------------
    Income (loss) from operations            13,163      (10,294)      (23,457)

Other income (expenses)
  Interest income                             2,456        2,456             -
                                        ------------ ------------  ------------
    Total other income (expenses)             2,456        2,456             -
                                        ------------ ------------  ------------
    Income (loss) before taxes               15,619       (7,838)      (23,457)

    Tax expense                              23,750       21,485        (2,265)
                                        ------------ ------------  ------------
    Net income (loss)                   $    (8,131) $   (29,323)  $   (21,192) {a}
                                        ============ ============  ============

Basic earnings per share:
-------------------------
  Earnings per share amount             $      0.00  $      0.00   $      0.00
  Weighted average common
    shares outstanding                   15,427,759   15,427,759    15,427,759

Fully diluted earnings per share:
---------------------------------
  Earnings per share amount             $      0.00  $      0.00   $      0.00
  Weighted average common
    shares outstanding                   15,427,759   15,427,759    15,427,759


{a} Record tax effects of current year operations.
{b} Reclassification of general & administrative expenses.

                   Pacific Health Care Organization, Inc.
                          Statements of Cash Flows
                      For the Years Ended December 31

                                                  As
                                           Previously           As
                                             Reported     Restated     Change
                                           ----------- ------------ ----------
Cash Flows from Operating Activities
------------------------------------
 Net income (loss)                         $   (8,131) $   (29,323) $  (21,192) {a}
 Adjustments to reconcile net income
 to net cash:
  Depreciation                                 11,341       11,341           -
  Stock options issued for services            16,979       16,979           -
 Changes in operating assets & liabilities:
  (Increase) decrease in prepaid expenses      (2,156)      (2,156)          -
  (Increase) decrease in accounts receivable (171,920)    (171,920)          -
  (Increase) decrease in deferred tax asset         -      (19,620)    (19,620) {a}
  Increase (decrease) in accounts payable      19,270       19,270           -
  Increase (decrease) in taxes payable              -       40,812      40,812  {a}
  Increase (decrease) in accrued expenses      57,289       57,289           -
  Increase (decrease) in unearned revenue     (84,256)     (84,256)          -
                                           ----------- ------------ ----------
Net cash provided by operating activities     161,584      161,584           -

Cash Flows from Investing Activities
------------------------------------
  Purchase of computer equipment                    -            -           -
                                           ----------- ------------ ----------
   Net cash used by investing activities            -            -           -

Cash Flows from Financing Activities
------------------------------------
   Net cash provided by financing activities        -            -           -
                                           ----------- ------------ ----------
   Increase (decrease) in cash               (161,584)    (161,584)          -

   Cash at beginning of period                506,675      506,675           -
                                           ----------- ------------ ----------
   Cash at End of Period                   $  345,091  $   345,091  $        -
                                           =========== ============ ==========

Supplemental Cash Flow Information
----------------------------------
  Interest                                 $        -  $         -  $        -
  Taxes                                        23,750          293     (23,457)


{a} Record tax effects of current year operations.

                   Pacific Health Care Organization, Inc.
                               Balance Sheets

                                   ASSETS
                                                    June 30,   December 31,
                                                     2006          2005
                                                  (Unaudited)
                                                 ------------  ------------
Current Assets
  Cash                                           $   460,421   $   345,091
  Accounts receivable, net of allowance
   of $20,000                                        242,904       351,311
  Deferred tax asset                                  25,920        19,620
  Prepaid expenses                                    49,560        42,871
                                                 ------------  ------------
     Total current assets                            778,805       758,893

Property and equipment, net (note 4)
  Computer equipment                                  60,922        60,922
  Furniture & fixtures                                24,766        24,766
                                                 ------------  ------------
     Total property & equipment                       85,688        85,688

     Less: accumulated depreciation                  (70,547)      (65,777)
                                                 ------------  ------------
     Net property & equipment                         15,141        19,911
                                                 ------------  ------------
     Total assets                                $   793,946   $   778,804
                                                 ============  ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
  Accounts payable                               $     8,253   $    41,083
  Accrued expenses (note 8)                          266,187       236,176
  Income tax payable                                   2,433        40,812
  Unearned revenue                                   109,526        35,352
                                                 ------------  ------------
     Total current liabilities                       386,399       353,423

Commitments

Shareholders' Equity
  Preferred stock; 5,000,000 shares
   authorized at $0.001 par value;
   zero shares issued and outstanding                      -             -
  Common stock; 50,000,000 shares
   authorized at $ 0.001 par value;
   15,427, shares issued and outstanding,             15,428        15,428
  Additional paid-in capital                         610,007       603,148
  Accumulated (deficit)                             (217,598)     (193,195)
                                                 ------------  ------------
     Total stockholders' equity                      407,837       425,381
                                                 ------------  ------------
     Total liabilities and stockholders' equity  $   793,946   $   778,804
                                                 ============  ============

               The accompanying notes are an integral part of
                  these consolidated financial statements
                                    F-20

                   Pacific Health Care Organization, Inc.
                          Statements of Operations
                                 (Unaudited)

                                 For three months ended      For six months ended
                                        June 30,                     June 30,
                                   2006          2005          2006          2005
                               ------------  ------------  ------------  ------------
Revenues                       $   408,169   $   438,828   $   981,415   $   794,427

Expenses
  Depreciation                       2,385         5,578         4,770        11,156
  Consulting fees                   26,501        35,223        44,708        60,833
  Salaries & wages                 191,746       176,776       361,021       349,833
  Professional fees                132,071       105,705       186,533       210,144
  Insurance                         33,721        19,462        70,300        35,977
  Employment enrollment              9,333        78,732        37,533       128,664
  General & administrative         153,732        94,380       307,535       197,040
                               ------------  ------------  ------------  ------------
     Total expenses                549,489       515,856     1,012,400       933,647
                               ------------  ------------  ------------  ------------
Loss from operations              (141,320)      (77,028)      (30,985)     (199,220)

Other income:
  Interest income                      698           490         1,582         1,080
                               ------------  ------------  ------------  ------------
     Total other income                698           490         1,582         1,080
                               ------------  ------------  ------------  ------------
     Loss before taxes            (140,622)      (76,538)      (29,403)     (198,140)

     Tax expense (benefit)         (45,600)            -        (5,000)            -
                               ------------  ------------  ------------  ------------
     Net loss                  $   (95,022)  $   (76,538)  $   (24,403)  $  (198,140)
                               ============  ============  ============  ============





               The accompanying notes are an integral part of
                  these consolidated financial statements
                                    F-21

                   Pacific Health Care Organization, Inc.
                          Statements of Cash Flows
                                (Unaudited)

                                                            For the six months ended
                                                                    June 30,
                                                               2006          2005
                                                           ------------  ------------
Cash flows from Operating Activities:
 Net loss                                                  $   (24,403)  $  (198,140)
 Adjustments to reconcile net loss to net cash:
  Depreciation                                                   4,770        11,156
  Stock options issued for services                              6,859         4,035
Changes in operating assets & liabilities:
 Increase in prepaid expenses                                   (6,689)         (717)
 (Increase) decrease in deferred tax asset                      (6,300)            -
 (Increase) decrease in accounts receivable                    108,407       (51,259)
 Decrease in accounts payable                                  (32,830)       (4,345)
 Increase in accrued expenses                                   30,011        19,084
 Increase (decrease) in income tax payable                     (38,379)            -
 Increase in unearned revenue                                   74,174         9,947
                                                           ------------  ------------
   Net Cash Provided By (Used In) Operating Activities         115,330      (210,239)
                                                           ------------  ------------
Cash flows from Investing Activities:
                                                           ------------  ------------
   Net Cash Used In Investing Activities                             -             -
                                                           ------------  ------------

Cash flows from Financing Activities:
                                                           ------------  ------------
Net Cash Provided By Financing Activities                            -             -
                                                           ------------  ------------
   Increase (decrease) in cash                                 115,330      (210,239)

   Cash at beginning of period                                 345,091       506,675
                                                           ------------  ------------
   Cash at end of period                                   $   460,421   $   296,436
                                                           ============  ============

Supplemental  Cash Flow Information
Cash paid for:
 Interest                                                  $         -   $         -
                                                           ============  ============
 Taxes                                                     $     1,857   $       293
                                                           ============  ============

               The accompanying notes are an integral part of
                  these consolidated financial statements
                                    F-22

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2006

NOTE 1 - Corporate History

Pacific Health Care Organization, Inc. (the "Company") was incorporated under the laws of the State of Utah on April 17, 1970 under the name Clear Air, Inc. The Company changed its name to Pacific Health Care Organization, Inc., on January 31, 2001. On February 26, 2001, the Company acquired Medex Healthcare, Inc. ("Medex"), a California corporation organized March 4, 1994, in a share for share exchange. Medex is now a wholly owned subsidiary of the Company. Medex is in the business of managing and administering Health Care Organizations and Medical Provider Networks in the state of California.

The principle business of the Company is that of its wholly owned subsidiary Medex. These Health Care Organizations ("HCOs") are networks of medical providers established to serve the Workers' Compensation industry. The California legislature originally mandated that if an employer contracts services from an HCO, the injured workers must be given a choice between at least two HCOs. The Company recognized early on that two HCO certifications were necessary to be competitive. Instead of aligning with a competitor, the Company elected to go through the lengthy application process with the DIR twice and has subsequently received certification to operate two separate HCOs. While there is no longer a statutory requirement to offer two HCOs to employers Medex continues to retain its two certifications, so that employer clients have the option of offering one or two HCOs to their employees. The Company believes its ability to offer two HCOs gives potential clients greater choice, which is favored by a number of employers, especially those with certified bargaining units.

Through the two licenses to operate HCOs, the Company offers the injured worker a choice of enrolling in an HCO with a network managed by primary care providers requiring a referral to specialists or a second HCO where injured workers do not need any prior authorization to be seen and treated by specialists.

The two HCO certifications obtained by the Company cover the entire state of California. This geographical area has a multi-billion dollar annual medical and indemnity Workers' Compensation cost. The two HCO networks
have contracted with over 3,200 individual providers and clinics,     as
well as, hospitals, pharmacies, rehabilitation centers and other ancillary services making the Company's HCOs capable of providing comprehensive medical services throughout this region. The Company is continually developing these networks based upon the nominations of new clients and the approvals of their claims' administrators.

The Company, by virtue of its continued certification as an HCO, is statutorily deemed to be qualified as an approved Medical Provider Network ("MPN") as created by SB 899, and effective as of January 1, 2005. It is anticipated that a significant number of employer clients will avail themselves of the MPN program rather than the HCO program; others will utilize the provisions of the HCO program, while still others will use both in conjunction with each other. Medex is currently the only entity that offers both programs together in its hybrid program.

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2006

NOTE 1 - Corporate History (continued)

The Company is currently in continued discussions with insurance brokers, carriers, third party administrators, managed care organizations and with representatives of self-insured employers, both as partners and potential clients. Based on potential cost savings to employers and the approximately fourteen million workers eligible for the services of the Company, the Company expects that employers will continue to sign contracts with the Company to retain the services it provides. The amounts the Company charges employers per enrollee may vary based upon factors such as employer history and exposure to risk; for instance, a construction company would likely pay more than a payroll service company. In addition, employers who have thousands of enrollees are more likely to get a discount.

The Company does not anticipate large capital expenditures. Rather, it contracts with many medical providers, and therefore, equipment such as x-ray machines are not paid for by the Company. The Company has fixed costs such as liability insurance and other usual costs of running an office.

NOTE 2 - Significant Accounting Policies

A.   Basis of Accounting
------------------------

     The Company uses the accrual method of accounting.

B.   Revenue Recognition
------------------------

     The Company applies the provisions of SEC Staff Accounting Bulletin No. 104, REVENUE RECOGNITION IN FINANCIAL STATEMENTS ("SAB 104"), which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. SAB 104 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies. In general, the Company recognizes revenue related to monthly contracted amounts for services provided when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the fee is fixed or determinable and (iv) collectibility is reasonably assured.

     Health care service revenues are recognized in the period in which fees are fixed or determinable and the related services are provided to the subscriber.

     The Company's subscribers generally pay in advance for their services by check or electronic check payment, and revenue is then recognized ratably over the period in which the related services are provided. Advance payments from subscribers are recorded on the balance sheet as deferred revenue. In circumstance where payment is not received in advance, revenue is only recognized if collectibility is reasonably assured.

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2006

NOTE 2 - Significant Accounting Policies (continued)

C.   Cash Equivalents
---------------------

     The Company considers all short term, highly liquid investments that are readily convertible, within three months, to known amounts as cash equivalents. The Company currently has no cash equivalents.

D.   Concentrations
-------------------

     Financial instruments that potentially subject Pacific Health Care Organization, Inc. (the Company) to concentrations of credit risks consist of cash and cash equivalents. The Company places its cash and cash equivalents at well-known, quality financial institutions. At times, such cash and investments may be in excess of the FDIC insurance limit.


E.   Net Earnings (Loss) Per Share of Common Stock (unaudited)
--------------------------------------------------------------

     The computation of earning (loss) per share of common stock is based on the weighted average number of shares outstanding at the date of the financial statements. Potentially issuable common shares totaling 817,964 related to warrants and 416,500 related to options were excluded from the calculation of fully diluted loss per share during 2006 and 2005.

                                                  For the six Months Ended
                                                         June 30,
                                                     2006          2005
                                                 ------------  ------------
     Basic Earnings per share:
      Income (Loss) (numerator)                  $   (24,403)  $  (198,140)
      Shares (denominator)                        15,427,759    15,427,759
                                                 ------------  ------------
      Per Share Amount                           $       .00   $     ( .01)
                                                 ============  ============
     Fully Diluted Earnings per share:
      Income (Loss) (numerator)                  $   (24,403)  $  (198,140)
      Shares (denominator)                        15,427,759    15,427,759
                                                 ------------  ------------
      Per Share Amount                           $       .00   $      (.01)
                                                 ============  ============

F.   Depreciation
-----------------

     The cost of property and equipment is depreciated over the estimated useful lives of the related assets. The cost of leasehold improvements is depreciated over the lesser of the length of the lease of the related assets for the estimated lives of the assets.
     Depreciation is computed on the straight line method.

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2006

NOTE 2 - Significant Accounting Policies (continued)

G.   Use of Estimates
---------------------

     The preparation of the financial statements in conformity with generally accepted accounting principles, in the United States of America, require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

H.   Principles of Consolidation
--------------------------------

     The accompanying consolidated financial statements include the accounts of the company and it's wholly - owned subsidiary.
     Intercompany transactions and balances have been eliminated in consolidation.

I.   Fair Value of Financial Instruments
----------------------------------------

     The fair value of the Company's cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate carrying value based on their effective interest rates compared to current market prices.


J.   General and Administrative Costs
-------------------------------------

     General and administrative expenses include fees for office space, compensated absences, travel expenses and entertainment costs.

K.   Income Taxes
-----------------

     The Company utilizes the liability method of accounting of income taxes. Under the liability method, deferred income tax assets and liabilities are provided based on the difference between the financial statements and tax basis of assets and liabilities measured by the currently enacted tax rates in effect for the years in which these differences are expected to reverse. Deferred tax expense or benefit is the result of changes in deferred tax assets and liabilities.


L.   Capital Structure
----------------------

     The Company has two classes of stock. Preferred stock, 5,000,000 shares authorized, zero issued. Voting rights and liquidation preferences have not been determined. The Company also has voting common stock of 50,000,000 shares authorized, with 15,427,759 shares issued and outstanding. No dividends were paid in the six months ended 2006 and 2005.

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2006

NOTE 2 - Significant Accounting Policies (continued)

M.   Stock-Based Compensation
-----------------------------

     As permitted by SFAS No. 123, the Company has elected to measure and record compensation cost relative to stock option costs in accordance with SFAS 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, which requires the company to record compensation using the Black-Scholes pricing model to estimate fair value of the options at the grant date.

N.   Trade Receivables
----------------------

     The Company in the normal course of business extends credit to its customers on a short-term basis. Although the credit risk associated with these customers is minimal, the Company routinely reviews its accounts receivable balances and makes provisions for doubtful accounts. The Company ages its receivables by date of invoice. Management reviews bad debt reserves quarterly and reserves specific accounts as warranted or sets up a general reserve based on amounts over 90 days past due. When an account is deemed uncollectible, the Company charges off the receivable against the bad debt reserve.
     Since inception of the Company, no receivables have been charged off against the bad debt reserve. At the six months ended June 30, 2006, the Company's bad debt reserve was decreased to $20,000 due to revised contract collections with a specific customer. The $20,000 is a general reserve for balances over 90 days past due.


     The percentages of the major customers to total accounts receivable for the six months ended June 30, 2006 (unaudited) are as follows:


            Customer A          52%

            Customer B          13%

NOTE 3 - New Technical Pronouncements

In May 2005, the FASB issued SFAS No. 154, ACCOUNTING CHANGES AND ERROR CORRECTIONS. This Statement replaces APB No. 20, ACCOUNTING CHANGES and FASB No. 3, REPORTING ACCOUNTING CHANGES IN INTERIM FINANCIAL STATEMENTS, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement applies it all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement includes specific transition provisions. When a pronouncement includes specific transition provisions, those provisions should be followed. This Statement requires retrospective application to prior periods' financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. The adoption of SFAS No. 154 did not have an impact on the Company's consolidated financial statements.

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2006

NOTE 3 - New Technical Pronouncements (continued)

In February 2006, the FASB issued SFAS No. 155, ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS - AN AMENDMENT OF FASB STATEMENTS NO. 133 AND
140. This Statement amends FASB Statements No. 133, accounting for Derivative Instruments and Hedging Activities, and No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. This statement resolves issues addressed in Statement 133 Implementation Issued No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets." The adoption of SFAS No. 155 did not have an impact on the Company's consolidated financial statements.

In March 2006, the FASB issued SFAS No. 156, ACCOUNTING FOR SERVICING OF FINANCIAL ASSETS - AN AMENDMENT OF FASB STATEMENT No. 140. This Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. The adoption of SFAS No. 156 did not have an impact on the Company's consolidated financial statements.

NOTE 4 - Fixed Assets

The Company capitalizes the purchase of equipment and fixtures for major purchases in excess of $1,000 per item. Capitalized amounts are depreciated over the useful life of the assets using the straight line method of depreciation which is 3 and 7 years for the office equipment, and furniture and fixtures, respectively. Scheduled below are the assets, costs and accumulated depreciation at June 30, 2006 (unaudited) and December 31, 2005.


                                                 Depreciation          Accumulated
                                 Cost              Expense             Depreciation
                          ------------------- ------------------- -------------------
Assets                       June    December    June    December    June    December
                           30, 2006  31, 2005  30, 2006  31, 2005  30, 2006  31, 2005
                          --------- --------- --------- --------- --------- ---------
Computer Equipment        $ 60,922  $ 60,922  $  3,004  $  7,801   $57,540  $ 54,536

Furniture  & Fixtures       24,766    24,766     1,766     3,540     13,007   11,241
                          --------- --------- --------- --------- --------- ---------
     Totals               $ 85,688  $ 85,688  $  4,770  $ 11,341  $ 70,547  $ 65,777
                          ========= ========= ========= ========= ========= =========

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2006

NOTE 5 - Income Taxes

The Company accounts for corporate income taxes in accordance with Statement of Accounting Standards Number 109 ("SFAS No. 109") "Accounting for Income Taxes." SFAS No. 109 requires an asset and liability approach for financial accounting and reporting for income tax purposes.

The tax provision (benefit) for the period June 30, 2006 (unaudited) and the year ended December 31, 2005 consisted of the following:

                                                     2006          2005
                                                 ------------  ------------
     Current:
          Federal                                $     1,000   $    23,216
          State                                          300        17,596
     Deferred:
          Federal                                     (5,100)      (17,070)
          State                                       (1,200)       (2,550)
                                                 ------------  ------------
     Total Tax Provision (Benefit)               $    (5,000)  $    21,192
                                                 ============  ============
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  The
Company's total deferred tax liabilities, deferred tax assets, and deferred tax asset valuation allowances at June 30, 2006 (unaudited) and December
31, 2005 are as follows:

     Depreciation
          Federal                                $    (2,175)  $    (2,175)
          State                                         (325)         (325)
     Reserve for Bad Debts
          Federal                                     12,890        12,890
          State                                        1,930         1,930
     Vacation Accrual
          Federal                                     11,455         6,355
          State                                        2,145           945
                                                 ------------  ------------
                                                 $    25,920   $    19,620
                                                 ============  ============
The reconciliation of income tax computed at statutory rates of income tax benefits is as follows:

     Expense at Federal Statutory Rate - 34%     $    (8,345)  $    (2,765)
     State Tax Effects                                (1,005)        7,707
     Non Deductible Expenses                           4,215        18,800
     Taxable Temporary Differences                       135        17,505
     Deductible Temporary Differences                      -          (435)
     Asset Valuation Allowance                             -       (19,620)
                                                 ------------  ------------
     Income Tax Expense                          $    (5,000)  $    21,192
                                                 ============  ============

                                    F-29

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2006

NOTE 6 - Operating Leases (unaudited)


The Company's lease on its 3,504 square feet of office space at 5150 East Pacific Coast Highway, Long Beach, California 90804 expired on February 28, 2006. Prior to expiration of the lease, the Company was leasing the space for $6,482 per month. Subsequent to the year end, the Company negotiated a five year extension of its lease agreement. In July 2006, the Company negotiated an amendment to its lease agreement granting the Company a one time right to terminate the lease after three years in accordance with the terms of the amendment. The monthly lease payments increased to $7,008 per month for the first year with 3% annual increased in the following years, resulting in monthly lease payment of $7,435 at the expiration of the lease. The space the Company is leasing is sufficiently large enough to accommodate all of its administrative needs.

Total Lease Commitments:                             Year          Amount
                                                 ------------  ------------
                                                        2006   $    72,598
                                                        2007        86,198
                                                        2008        88,784
                                                        2009        91,450
                                                        2010        94,196
                                                   Thereafter       15,776
                                                               ------------
                                                        Total  $   438,424
                                                               ============

Rent expense for the six months ended June 30, 2006 and June 30, 2005 was $45,548 and $40,247 respectively.

NOTE 7 - Major Customers

The Company had two customers who, accounted for 10 percent, or more, o the Company's total revenues during the six months ended June 30, 2006 and two customers in the year ended December 31, 2005. The percentages of total revenues for the six months ended June 30, 2006 and the year ended December 31, 2005 are as follows:

                                                   June 30,    December 31,
                                                     2006          2005
                                                 ------------  ------------
                                                 (unaudited)
          Customer A                                     24%           21%
          Customer B                                     12%           10%

</Table


                                    F-30

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2006

NOTE 8 - Accrued and Other Liabilities

                                                        June 30,    December 31,
                                                          2006          2005
                                                      ------------  ------------
     Accrued liabilities consist of the following:    (unaudited)
     Employment Enrollment Fees                       $   131,805   $   144,000
     Compensated Absences                                  34,139        18,719
     Legal Fees                                            76,057        48,000
     Other                                                 24,186        25,457
                                                      ------------  ------------
          Total                                       $   266,187   $   236,176
                                                      ============  ============

NOTE 9 - Options for Purchase of Common Stock

In August 2002, the Company adopted a stock option plan. The Company adopted a plan which provides for the grant of options to officers, consultants and employees to acquire shares of the Company's common stock at a purchase price equal to or greater than fair market value as of the
date of the grant.   Options are exercisable six months after the grant
date and expire five years from the grant date.

The exercise price of the options is $.05. The fair market value of the options at the date of grant was determined to be $.035 due to earlier issuances for cash of this stock. The plan calls for a total of 1,000,000 shares to be held for grant. A summary of activity follows:


2002 Stock Option Plan
                                                        Weighted
                                                         Average
                                                          Number      Exercise
                                                        of Shares      Price
                                                      ------------  ------------
     Outstanding, January 1, 2005                          66,250   $       .05
       Granted                                                  -             -
       Exercised                                                -             -
       Canceled                                                 -             -
                                                      ------------  ------------
     Outstanding, December 31, 2005                        66,250   $       .05
                                                      ============  ============
     Exercisable, December 31, 2005                        66,250   $       .05
                                                      ============  ============
     Outstanding, January 1, 2006                          66,250   $       .05
       Granted                                                  -             -
       Exercised                                                -             -
       Canceled                                                 -             -
     Outstanding, June 30, 2006                            66,250   $       .05
                                                      ============  ============
     Exercisable, June 30, 2006                            66,250   $       .05
                                                      ============  ============

                                    F-31

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2006

NOTE 9 - Options for Purchase of Common Stock (continued)

In accordance with SFAS 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, $0 and $1,858 has been charged to compensation expense for the six months ended June 30, 2006 and year ended December 31, 2005.

The fair value of the option grant was established at the date of the grant using the Black-Scholes option pricing model with the following weighted average assumptions:

                                                      2006
                                                  ------------
     Risk-free interest rate                             4.0%
       Dividend yield                                      0%
       Volatility                                         71%
       Average expected term (years to exercise date)     1/2

Employee stock options outstanding and exercisable under this plan as of June 30, 2006 are:

                                     Weighted
                      Weighted        Average                Weighted
Range of             Average of     Remaining               Average of
Exercise               Exercise    Contractual               Exercise
  Price     Options     Price      Life (years)   Options      Price
---------- --------- -----------   ------------  ---------  -----------
$ .05        66,250    $    .05           1.17     66,250     $    .05

On November 18, 2005, at the Annual Meeting of Stockholders of the Company, the Company and its shareholders adopted the Pacific Health Care Organization, Inc., 2005 Stock Option Plan. The plan provides for the grant of Company securities, including options, warrants and restricted stock to officers, consultants and employees to acquire shares of the Company's common stock at a purchase price equal to or greater than fair
market value as of the date of the grant.   Options are exercisable six
months after the grant date and expire five years from the grant date.
The plan permits the granting of up to 1,000,000 common shares of the Company.

NOTE 10 - Stock Option Agreement

On April 20, 2004, the board of directors agreed to a stock option agreement with an officer of the Company's subsidiary, Medex, effective as of October 11, 2004. The agreement calls for the grant of 350,000 options that vest and are exercisable as follows: 100,000 the first year, with an exercise price of $.05; 100,000 the second year, with an exercise price of $.10; and 150,000 the third year, with an exercise price of $.20. The options expire three years from the date of grant.

                                    F-32

                   Pacific Health Care Organization, Inc.
                       Notes to Financial Statements
                   For the Six Months Ended June 30, 2006

NOTE 10 - Stock Option Agreement (continued)


2004 Stock Option Agreement
                                                        Weighted
                                                         Average
                                                          Number      Exercise
                                                        of Shares      Price
                                                      ------------  ------------
     Outstanding, January 1, 2005                         350,000   $       .13
       Granted                                            350,000             -
       Exercised                                                -             -
       Canceled                                                 -             -
                                                      ------------  ------------
     Outstanding, December 31, 2005                       350,000   $       .13
                                                      ============  ============
     Exercisable, December 31, 2005                       200,000           .04
                                                      ============  ============
     Outstanding, January 1, 2006                         350,000   $       .13
       Granted                                                  -             -
       Exercised                                                -             -
       Canceled                                                 -             -
                                                      ------------  ------------
     Outstanding, June 30, 2006                           350,000   $       .13
                                                      ============  ============
     Exercisable, June 30, 2006                           350,000   $       .13
                                                      ============  ============


In accordance with SFAS 123, ACCOUNTING FOR STOCK-BASED COMPENSATION, $0 and $15,121
has been charged to compensation expense for the six months ended June 30, 2006 and year ended December 31, 2005.  The fair value of the option grant was established at the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:


                                                     June 30, 2006
                                                     -------------
     Risk-free interest rate                                 4.0%
     Dividend yield                                            0%
     Volatility                                              (71%)
     Average expected term (years to exercise date)           1/2


                                         F-33

                        Pacific Health Care Organization, Inc.
                            Notes to Financial Statements
                        For the Six Months Ended June 30, 2006

NOTE 10 - Stock Option Agreement (continued)


Employee stock options outstanding and exercisable under this agreement as of June 30, 2006 are:


                                     Weighted
                      Weighted        Average                Weighted
Range of             Average of     Remaining               Average of
Exercise               Exercise    Contractual               Exercise
  Price     Options     Price      Life (years)   Options      Price
---------- --------- -----------   ------------  ---------  -----------
$.05 -.20   350,000  $      .13            .83    350,000   $       .3

NOTE 11 - LITIGATION

A complaint was filed in Orange County, California Superior Court by plaintiffs Marvin Teitelbaum, a shareholder of the Company, and Peter Alezakis, a shareholder and former director of the Company (collectively "Plaintiffs") on or about April 7, 2004 against the Company's president Tom Kubota, former secretary and director, now deceased, Rudy LaRusso and the Company (collectively "Defendants"). The action seeks cancellation of a stock issuance, damages related to the stock issuance, an order for Mr, Kubota to pay the Company $150,000 and other damages to be determined based upon allegations that Defendants breached various fiduciary duties. The Company has retained the services of the Law Offices of Joseph Nardulli of Newport Beach, CA, and Mr. Kubota and the estate of Mr. LaRusso have retained the services of the Law Offices of L. Scott Karlin, of Tustin, CA, to represent them in this matter and intend to contest the case vigorously.

The Defendants have answered the complaint and defendants along with Medex have filed a Cross-Complaint against the Plaintiffs based in part on certain alleged misrepresentations made by Plaintiffs at the time of the merger between Medex and PHCO. The parties are currently engaged in discovery. The parties to the litigation have agreed to submit to binding arbitration, which is currently scheduled to occur in September 2006. The Company believes that the claims by Plaintiffs are without merit.

NOTE 12 - Unaudited Information

The financial statement for the six months ended June 30, 2006 was taken from the books and records of the Company without audit. However, such information reflects all adjustments which are in the opinion of management, necessary to properly reflect the results of the six months ended June 30, 2006, and are of a normal, recurring nature. The information presented is not necessarily indicative of the results from operations expected for the full fiscal year.



                                    F-34